SCHEDULE 14A PRIVATE
	(Rule 14a-101)

	INFORMATION REQUIRED IN PROXY STATEMENT

	SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
	Exchange Act of 1934 (Amendment No.)

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    	Definitive proxy statement

___	Definitive additional materials

___	Soliciting material pursuant to Rule 240.14a-11(c)
	 or Rule 240.14a-12

	             The Montana Power Company
	(Name of Registrant as Specified in Its Charter)


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Contents

PURPOSE
VOTING SECURITIES AND PRINCIPAL HOLDERS
ITEM NO. 1 PROPOSAL ELECTION OF DIRECTORS
	Nominees for Election for Terms of Three Years Expiring in 2002 Directors to Continue in Office with Terms Expiring in 2001
	Directors to Continue in Office with Terms Expiring in 2000
SECURITY OWNERSHIP OF MANAGEMENT
MEETINGS AND STANDING COMMITTEES OF THE BOARD OF DIRECTORS
	Audit Committee
	Personnel Committee
	Nominating Committee
	Other Committees
DIRECTOR COMPENSATION
PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION
	Introduction
Compensation Philosophy
Executive Officers 1998 Compensation Program
	Base Salary
	Annual Bonus Opportunities "EVA?" Bonus Plan
	Long-Term Incentives - Options Awarded in 1998
Executive Officers' 1998 Incentive Compensation Payouts
	Annual Bonus 1997 Interim Bonus Plan Amounts Paid in 1998
1995 Dividend Equivalent Awards - Long-Term Incentive Amounts Paid in 1997 Chief Executive Officer
	1998 Compensation Program
	1998 Payout Determinations
PERFORMANCE GRAPH
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
YEAR-END OPTION VALUES
RETIREMENT BENEFITS
	Pension Plan Plus Benefit Restoration
	Qualified Pension Plan
	Non-Qualified Benefit Restoration Plan For Senior Management Executives EMPLOYMENT AGREEMENTS
SECTION 16(a) COMPLIANCE
ITEM NO. 2 PROPOSAL AMENDMENT TO LONG-TERM INCENTIVE PLAN
	Introductory Statement
	Summary of the Plan Amendments
	Summary of the Plan
ITEM NO. 3 PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
OTHER MATTERS
THE MONTANA POWER COMPANY LONG-TERM INCENTIVE PLAN - EXHIBIT A


March 26, 1999


To Our Shareholders:

	It is our pleasure to invite you to attend The Montana Power Company Annual Meeting of Shareholders which will be held on Tuesday, May 11, 1999, at 1:30 p.m. at the Mother Lode
Theatre, 316 W Park, Butte, Montana.

	At this meeting, you will be asked to:

1. Elect four Directors for a term of three years;

2. Adopt amendments to The Montana Power Company
Long-Term Incentive Plan;

3. Approve a proposed amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock to 240,000,000; and

4. Transact such other business as may properly come before the meeting.

We hope that you will be able to attend the meeting. Your interest and cooperation in the affairs of the Company are considered to be of the greatest importance by your Company's Board of Directors.

The Board of Directors has fixed the close of business on March 5, 1999, as the record date for determination of shareholders entitled to vote at this meeting.

To make certain your vote is counted, please sign and date the enclosed proxy card and return it in the postage-paid envelope. If you do so now, the Company will be saved the expense of follow-up solicitations.

We look forward to seeing you on May 11th.

				Sincerely,






Robert P. Gannon					Pamela K. Merrell
Chairman of the Board of Directors		Vice President and Secretary


	THE MONTANA POWER COMPANY
	40 EAST BROADWAY
	BUTTE, MONTANA  59701-9394

								March 26, 1999

	PROXY STATEMENT

	The accompanying proxy is solicited by the Board of Directors of The Montana Power Company, a Montana corporation, for use at the Shareholders' Annual Meeting on May 11, 1999, or at any adjournment thereof.

	This proxy statement and the accompanying proxy were mailed on or about March 26, 1999.

PURPOSE

As of this date, the only known business to be presented at the 1999 Annual Meeting of Shareholders is to elect four directors of the Company to serve for a term of three years or until their successors are duly qualified and elected, to adopt an amendment to the Company's Long-Term Incentive Plan and to approve an amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock to 240,000,000.

VOTING SECURITIES AND PRINCIPAL HOLDERS:

	The outstanding voting securities of the Company on March 5, 1999 (record date) were:

	(a)	__________ shares of no par value Common Stock.

	(b)	580,389 shares of no par value Preferred Stock, $6.00 Series,
$4.20 Series, and $6.875 Series.

	Generally, shareholders will vote as a single class and are entitled to one vote for each share held of Common Stock or Preferred Stock. With respect to the election of Directors, each shareholder is entitled to one vote for each share of Common Stock or Preferred Stock held, multiplied by the number of Directors to be elected, and may cast all such votes for a single director or may distribute such votes among the directors (cumulative voting); and may cast all votes in person or by proxy. If a quorum is present, nominees for Directors will be elected by a plurality of the votes cast at the meeting (shareholders at record date). You may withhold your vote from any nominee for Director by crossing out his or her name on the proxy card.

	The proposal in Item 2 will be adopted by a majority of votes cast provided that the total vote cast represents over 50% of all shares entitled to vote at the meeting (shareholders at record date).

	Once a quorum is established for the proposal in Item 3, an affirmative vote is required, by the majority of the votes cast from both the common shareholders as a separate voting group and the common and preferred shareholders combined as a voting group, to authorize the proposed amendment.

	Where proxies are marked "withhold authority," these shares are included to determine the number of shares present and voting. Abstentions and Broker non-votes are counted in determining the presence of a quorum, but will not be counted and have no effect on the results of any vote. If you return a signed proxy card that does not indicate your voting preferences, your shares will be voted for the election of the nominated Directors (cumulatively or otherwise) and the Item 2 and Item 3 proposals.

	A shareholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. If you return a signed proxy card and later elect to vote in person at the meeting, the proxy will be suspended.

	Only shareholders of record at the close of business on March 5, 1999 are entitled to vote at the meeting.

	If you do not expect to be present at the meeting, kindly mark, sign and date the accompanying proxy and return it promptly in the enclosed postage-paid envelope so that your shares are represented at the meeting.

	The cost of soliciting proxies will be borne by the Company. Solicitation will be made by mail and may also be made by the Company's Officers or other regular employees, personally or by telephone. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners.

	The Company has selected Beacon Hill Partners, Inc. to assist in the solicitation of proxies by personal interviews and telephone for a fee of $4,000. The Company will also pay the customary broker or nominee charges for forwarding proxy material to beneficial owners.

	A copy of the Company's Annual Report to Shareholders accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K (the "Form 10-K") with the Securities and Exchange Commission (the "Commission") for the Company's fiscal year ended December 31, 1998. Shareholders may obtain a copy of the Form 10-K and the complete Exhibits thereto by writing to The Montana Power Company, 40 East Broadway, Butte, Montana, 59701-9394, Attention Corporate and Shareholder Services Department.

ITEM PROPOSAL 2.  ELECTION OF DIRECTORS

	The Board of Directors currently consists of twelve members, divided into three classes.

	The Board of Directors, at its December 8, 1998 meeting, amended the By-laws to reduce the number of Directors from thirteen to twelve. On February
4, 1999, Chase Hibbard resigned as a member of the Board, creating a vacancy.
 The Board will consider whether it will act to fill the vacancy at its next meetings.

	Four Directors will be elected at the Annual Meeting of Shareholders for terms of three years or until the election and qualification of their respective successors. The four nominees for election are, at present, members of the Board of Directors.

	The names and certain information with respect to the nominees and the seven other Directors whose terms do not expire this year are as follows:

NOMINEES FOR ELECTION FOR TERMS OF THREE YEARS EXPIRING IN 2002

	Tucker Hart Adams - Dr. Adams, 60, a Director of the Company since September 1, 1995. In January 1989, she became President and Chief Executive Officer of The Adams Group Inc., a consulting firm which specializes in economic research, analysis and forecasting. She publishes the newsletter, Today's Economy. Dr. Adams is also a trustee for the Tax Free Fund of Colorado, and for the Aquila Rocky Mountain Equity Fund. She is a resident of Colorado Springs, CO.

	John G. Connors - Mr. Connors, 40, a Director of the Company since January 1, 1998. He has been Vice President and Chief Information Officer of Microsoft, a computer software business, since July 15, 1996. He was Microsoft's Corporate Controller from April 4, 1994 to July 15, 1996 and was General Manager, Worldwide Finance from October 1, 1993 to April 1, 1994. He is a resident of Medina, WA.

	Alan F. Cain - Mr. Cain, 59, a Director of the Company since
March 28, 1989. He has been President and Chief Executive Officer of BlueCross BlueShield of Montana, Helena, MT, a health service corporation, since March 1986.

	Robert P. Gannon - Mr. Gannon, 54, a Director of the Company since January 1, 1990, Chairman of the Board since January 1, 1998, Chief Executive Officer since July 1, 1997 and President of the Company since January 23, 1990.
  He was Vice Chairman of the Board from January 23, 1996 to December 31, 1997, and was Chief Operating Officer responsible for utility operations from June
23, 1992 to January 23, 1996.   Mr. Gannon was also a Director of Buttrey Food
and Drug Stores Company, a food and drug retailer, from May 1992 to October
1998.

DIRECTORS TO CONTINUE IN OFFICE WITH TERMS EXPIRING IN 2001

	R. D. Corette - Mr. Corette, 58, a Director of the Company since July 1, 1990. He has been an Attorney, owner, and employee in the law firm of Corette, Pohlman & Kebe, Butte, MT, since 1966.

	Beverly D. Harris - Ms. Harris, 65, a Director of the Company since December 1, 1992. She has been President since January 1971 and Director since January 1972 of Empire Federal Savings Bank, Livingston, MT.

	John R. Jester - Mr. Jester, 58, a Director of the Company since September 1, 1995. He has been President of Bargain Street LLC, a retail firm, since September 19, 1997 and was a private investor from June 1, 1997 to September 18, 1997. He was President of Muzak Limited Partnership, a telecommunications based business, from January 1, 1988 to May 31, 1997. He is a resident of Seattle, WA.

	Noble E. Vosburg - Mr. Vosburg, 57, a Director of the Company since October 25, 1988. He has been President and Chief Executive Officer of Pacific Steel & Recycling, Great Falls, MT, a steel service center and recycling business, since May 1982.

DIRECTORS TO CONTINUE IN OFFICE WITH TERMS EXPIRING IN 2000

	Kay Foster - Ms. Foster, 57, a Director of the Company since January 1, 1992. She has been the owner of Planteriors Unlimited, Billings, MT, an interior foliage plant sales and maintenance business, since December 1980.

	Carl Lehrkind, III - Mr. Lehrkind, 60, a Director of the Company since July 1, 1984. He has been President of Lehrkind's, Inc., Bozeman, MT, a beverage bottler and distributor, since February 1970, and President, Owner and Operator of Yellowstone Country Food and Beverage, a restaurant, Livingston, MT and Miles City, MT, since February 1993.

	Jerrold P. Pederson - Mr. Pederson, 56, a Director of the Company since July 1, 1993. On May 14, 1996, he was elected Vice President, Chief Financial and Information Officer. He was Vice President and Chief Financial Officer of the Company from May 14, 1991 to May 14, 1996.




SECURITY OWNERSHIP OF MANAGEMENT

	The table below and information following provides the number of shares beneficially owned on February 4, 1999, by each of the directors and each of the named executive officers in the Summary Compensation Table and all of the directors and all executive officers as a group.

Number of Shares Beneficially Owned
			% of
   Name of Owner   	   Common       	Preferred	Class

Tucker Hart Adams	 1,259 (9)	  0	  *
Alan F. Cain	 2,415 (2) (9)	  0	  *
John G. Connors	10,975	  0	  *
R. D. Corette	 4,237 (3) (9)	  1 (3)	  *
Richard F. Cromer	45,691 (1) (4) (7)	250 (4)	  *
W. S. Dee	   435 (1)	  0	  *
Kay Foster	 3,370 (9)	  0	  *
Robert P. Gannon	31,737 (1) (7)	  0	  *
J. D. Haffey	22,933 (1) (7)	  0	  *
Beverly D. Harris	 5,393	  0	  *
John R. Jester	 4,253 (9)	  0	  *
Carl Lehrkind, III	 6,452 (5)	  0	  *
Jerrold P. Pederson	40,989 (1) (7)	  0	  *
Noble E. Vosburg	 3,152 (6) (9)	  0	  *

All Directors and
Executive Officers
as a group (26
in number)	324,167 (8)	255	  *
*Less than one percent of each class of Common and Preferred.


 (1)	Includes shares in the Retirement Savings Plan (401(k)) attributable to
the Company's and the employee's contributions as follows:   Mr. Cromer -
6,401 shares, Mr. Dee - 298, Mr. Gannon - 8,452 shares, Mr. Haffey -
6,917 shares, and Mr. Pederson - 7,989 shares.

 (2)	Includes 13 shares owned by Mr. Cain's spouse of which Mr. Cain disclaims beneficial ownership.

 (3)	Includes 87 shares of Common Stock and 1 share of the $6.00 Series
Preferred Stock owned by the estate of Mr. Corette's deceased father of which estate Mr. Corette is Personal Representative. Mr. Corette disclaims beneficial ownership. Also included are 200 shares owned by Mr. Corette's mother of which Mr. Corette is Conservator and disclaims beneficial ownership.

 (4)	Includes 1,268 shares held by Mr. Cromer's spouse of which he disclaims beneficial ownership; and 85 shares held in a custodian account for his granddaughter of which Mr. Cromer is the custodian and with respect to which he has voting and investment power; and 250 units of the quarterly income preferred stock, series A issued by Montana Power Capital 1, a subsidiary of The Montana Power Company, which units do not have voting rights with respect to The Montana Power Company.

 (5)	Includes 600 shares of Common Stock held by the Trustee for Lehrkind's,
Inc. Profit Sharing Plan #2 of which Mr. Lehrkind is a beneficiary and with respect to which he has shared voting and investment power; and 3,871 shares of Common Stock held by Lehrkind's, Inc., with respect to which he has shared voting and investment power.

 (6)	Includes 134 shares held by Mr. Vosburg's spouse of which Mr. Vosburg disclaims beneficial ownership.

 (7)	Includes option shares exercisable within 60 days in the following amounts:  28,490 for Mr. Cromer, 7,000 for Mr. Gannon, 9,667 for
Mr. Haffey, and 32,000 for Mr. Pederson.

 (8)	Includes 75,107 shares held for executive officers in the Retirement
Savings Plan (401(k)), 152,486 option shares exercisable within 60 days, and 4,891 shares of restricted stock.

 (9)	Includes deferred stock units held in the Non-Employee Directors' Stock
Compensation Plan in the following accounts: 1,216 for Ms. Adams, 1,475 for Mr. Cain, 1,311 for Mr. Corette, 1,296 for Ms. Foster, 2,753 for Mr.
Jester and 1,222 for Mr. Vosburg. The Stock Compensation Plan is described on page __. The holders of these units have no voting or investment power.


	MEETINGS AND STANDING COMMITTEES OF THE BOARD OF DIRECTORS

	There were nine Board of Directors meetings in 1998. Each Director attended at least 75 percent or more of the aggregate of the Board and Committee meetings of which he or she was a member, except for Beverly D. Harris.

AUDIT COMMITTEE
	The Audit Committee is composed of Directors Vosburg (Chairman),
Adams, Connors, Harris, and Jester, all of whom are non-employee Directors. The Audit Committee met five times during 1998. The duties of the Audit Committee include recommending to the Board of Directors a firm of independent certified public accountants to audit the books and records of the Company, reviewing the audit with the independent accounting firm and recommending its approval to the Board of Directors. The Committee also reviews and approves major accounting policies, reviews the adequacy of principal internal controls and oversees the internal audit function, reviews the adequacy of disclosure of information essential to a fair presentation of the financial affairs of the Company, oversees the Company's trading and risk management controls and provides an avenue of communications between the Board of Directors and accounting and financial personnel, both external and internal. The Committee also reviews the scope and content of the Company's Code of Business Conduct, and considers any significant irregularities or exceptions reported to it.

PERSONNEL COMMITTEE
	The Personnel Committee is composed of Directors Lehrkind (Chairman), Corette, Foster, Jester, and Vosburg, all of whom are non-employee Directors. The Personnel Committee met eight times during 1998. The duties of the Personnel Committee include recommending to the Board of Directors a slate of Officers for election for the ensuing year, the oversight of benefit plans and programs, and the compensation of Officers of the Company. The Personnel Committee's report on Executive Compensation begins on page __.

NOMINATING COMMITTEE
	The Committee on Directors' Affairs, which serves as a Nominating Committee, is composed of Directors, Cain (Chairman), Adams, Connors, Corette, and Harris, all of whom are non-employee Directors. The Committee on Directors' Affairs met four times during 1998. The purpose of the Committee is to recommend to the Board of Directors persons to be elected to the Board when vacancies exist or when any additions to the Board may be authorized. The Committee will consider as potential nominees persons recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Company. This Committee is also responsible for evaluating the performance of the Board and for other corporate governance matters.

OTHER COMMITTEES

	The Board of Directors also has an Executive Committee, a Contributions Committee, an Environment and Safety Committee, a Finance Committee and a Special Committee on Mergers and Acquisitions.
	DIRECTOR COMPENSATION

	Non-employee Directors of the Company are paid an annual retainer of $19,600 per year plus $500 for each meeting of a Committee of the Board attended on days other than regular Board meeting days. They also receive $850 for attending each special meeting of the Board held in addition to the regularly scheduled Board meeting. The Company also has a Deferred Compensation Plan for non-employee Directors which permits directors to defer their annual retainer until their retirement from the Board of Directors. No compensation was deferred in 1998. The deferred compensation earns interest at the rate determined by the Company based on Moody's Average Baa Corporate Bond rates.

	In addition to the deferred compensation plan, the non-employee directors have a stock compensation plan that provides for annual grants of 480 shares of the Company's common stock. The plan also allows a director to elect to receive any portion of the annual retainer in the Company's common stock. Directors may elect to defer receipt of the stock payment until they cease to be a Director of the Company or until such other date the Director elects. Deferred stock payments are credited as stock units to a separate deferred compensation account. At the end of the deferral period, the Director will be paid for the stock units in Company common stock or the equivalent value in cash based upon the market value of the Company's common stock at that time.

PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

	The following is the Personnel Committee's report on the compensation of the Company's Chief Executive Officer and the four other most highly compensated officers of the Company (named executive officers). The Personnel Committee is the board committee responsible for overseeing compensation to officers. The Committee was in 1998 and is now comprised solely of non-employee, independent directors.

COMPENSATION PHILOSOPHY

	The compensation philosophy for executive officers is to:

	Provide compensation that allows the company to successfully attract and retain the officers necessary to its long-term success;

	Provide a strong linkage between compensation and the creation of shareholder value over the long term;

	Provide compensation which relates to the performance of the individual officer; and

	Provide internal equity among officers.

	In 1997 and 1998, the Committee conducted a fundamental review of officer compensation, with the help of Stern Stewart & Co., a consulting firm engaged to help the Company implement an Economic Value Added (EVA?)
financial management system, which includes an executive incentive compensation program consistent with that system. Total compensation was evaluated as part of that effort. The effort resulted in the Committee's establishment of three components of executive compensation: base salary; annual incentives; and long-term incentives. Historically, officer total compensation had not included both annual incentive and long-term incentive components; therefore, total compensation had lagged market survey data. By establishing a compensation program which uses all three components, executive total compensation was moved, in 1998, to market averages for total compensation for most executive positions, as described below. The compensation of the Chief Executive Officer was included in this examination.

EXECUTIVE OFFICERS' 1998 COMPENSATION PROGRAM

Base Salary

	Competitive information concerning base salaries (as well as total compensation) of the Company's officers was gathered in 1998 for the purpose of analyzing officer salaries. Executive officers' base salaries were determined based on an analysis of this information, as described below, which does not have any specific relationship to the corporate performance of the Company. All of the named executive officers were included in the group for which information was gathered. The Edison Electric Institute (EEI) compensation survey of 95 electric utilities was used as the principal data source for base salary comparisons for officers responsible for the utility business, as it has been for several years. Use of this data focused on companies with similar revenue size. Many of the Companies in the Peer Group shown in the Performance Graph, the Standard & Poor's 27 Electric Company Index, are included in this EEI data base. For officers with broader or different responsibilities than the utility business, other survey data were also used including surveys of other specific industries (e.g., oil and gas company surveys) and for the industry in general. Salaries of individual officers were compared to salary averages in the surveys for similar positions in companies with similar revenues. In most cases, base salaries of the Company officers were below the averages in the comparable survey data.

	In 1998, as explained below, the Personnel Committee took substantial action in moving incentive compensation opportunities to bring total officer compensation closer to market averages. Because of these actions in annual bonus opportunities and in long-term incentive opportunities, the Board made only small adjustments to the base salary of most officers. The base salary of most officers was increased by 2%. A few officers salaries were increased more than 2% where the base salary survey data suggested that their salaries were too far below competitive averages to assure that retention goals would be met.

Annual Bonus Opportunities-EVA? Bonus Plan

	As explained in last year's proxy statement, in 1998, the Personnel Committee approved an EVA? (Economic Value Added) Bonus Plan for senior management, including all Company officers. The Plan creates cash bonus opportunities for executives and high level managers based upon the Company increasing shareholder value as measured by EVA?. Accordingly, there exists a specific relationship between the amount of the cash bonus paid and the corporate performance of the Company, as described below. As defined in the Plan, EVA? equals the Company's net operating profit after taxes (NOPAT), less the Company's capital charge. NOPAT is defined as the Company's profit after taxes from the Company's audited financial statements with specific EVA? adjustments. The adjustments are intended to convert the Company's accounting based after-tax profits to an economic basis. The Company's capital charge is defined as the Company's cost of capital, multiplied by its aggregate capital.

Bonuses under the EVA? Bonus plan are based upon the Company achieving specific improvement in year over year EVA?. The specific year over year EVA? improvement goal, known as "Expected EVA? Improvement", was established by the Committee by a quantitative analysis intended to reflect the stock market's expectation of annual EVA? growth, based upon the share price of the Company's common stock. A target bonus is earned if Expected EVA? Improvement is achieved. The plan provides for achievement in excess of or below the target bonus, based upon bonus intervals, as established in the Plan. The upside bonus interval is the amount of EVA? growth above Expected EVA? Improvement that is required to double the target bonus. The downside bonus interval (which is the same EVA? value differential between the upside bonus interval and the Expected EVA? Improvement) represents the EVA? growth or diminution below Expected EVA? Improvement that would result in no target bonus.

The Expected EVA? Improvement was established for each of the four years of the Plan, both for the overall Company and for business units. Corporate Officers' bonuses are dependent on the overall Company EVA? improvement as measured against Expected EVA? Improvement for the Company. Bonuses for officers and managers in particular business units are dependent primarily on the Business Units EVA? improvement as measured against the Expected EVA? Improvement for that particular business unit. The total of Expected EVA? Improvements for all business units essentially equals the Expected EVA? Improvement for the overall Company.

Target bonus levels were established with the market survey data averages (using the EEI compensation and other survey data described above which includes total compensation data as well as base salary data) serving as a reference for each officer. The target bonus opportunities for individual officers ranged from 60% to 10% of base salary. If the Company's actual EVA? improvement precisely meets Expected EVA? Improvement for the year, the participant will receive the target bonus. If the Company's actual performance is less than the Expected EVA? Improvement, then less of the bonus is earned. If actual EVA? improvement is below a certain level (the downside bonus interval described above), the bonus becomes negative. If performance is higher than the Expected EVA? Improvement, then the bonus will be greater. However, two-thirds of any bonus amount greater than target is placed in a "bonus bank" and is available for pay out in future years, just as negative bonuses are placed in a bonus bank reducing bonuses in future years.

	The key objectives of the EVA? Bonus Plan are to align the interests of the shareholders and managers of the Company, create strong incentives for the Company's managers to maximize shareholder value by linking annual bonus pay directly to the performance of the Company and its particular business units, retain the management team by providing competitive compensation opportunities and limit shareholder cost to a reasonable level.

	The amounts earned for 1998 under the EVA? Bonus Plan were not determined and approved by the Committee in time to include those amounts in this proxy statement.

Long Term Incentives - Options Awarded in 1998

	As part of the Personnel Committee's review of total compensation for executives, including the market analysis using survey data, and the development of the EVA? Bonus Plan, the Personnel Committee concluded that stock options should be granted to provide direct long-term incentives to officers to increase shareholder value, providing the third component of its executive compensation program. Therefore, the Committee awarded options to executives of the Company. The options were granted under the Company's Long-Term Incentive Plan at Fair Market Value, with a two year vesting period and term of 10 years. The amounts of the grants were determined by comparison of the value of the awards to the total compensation market information gleaned from the same market surveys described above under Base Salaries and, thus, the size of the grants had no specific relationship to the Company's performance. The Committee used average total compensation survey data as a target when setting both the EVA? target bonus and the option award for each executive. That is, while the mix of annual bonus opportunities and long-term incentives might differ from survey data, the Committee attempted to bring total compensation to survey averages for each executive, and that goal was achieved in most cases.

EXECUTIVE OFFICERS' -- 1998 INCENTIVE COMPENSATION PAYOUTS

Annual Bonus -- 1997 Interim Bonus Plan Amounts Paid in 1998

	As described in the 1998 Proxy Statement, in 1997 the Personnel Committee implemented a one year interim bonus plan to bridge the gap between the historical incentive compensation plan of the company to the new EVA? Bonus Plan described above. Grants under the old plan were not made in 1997, but the new EVA? Bonus Plan was not complete, so the Committee instituted a one year plan to assure that total compensation remained competitive during 1997. The 1997 bonuses were available to officers based upon the Board's subjective judgment concerning several criteria: overall financial performance of the Company using return on investment, earnings per share, EVA? performance and other relevant financial measures; for officers responsible for particular business units, the financial performance of those business units using the same measures as for the overall Company; and a determination of the particular officers' performance. Maximum payout ranged from 35% of base salary for the Chief Executive Officer to 25% of base salary for other officers.

In 1998, the Committee considered these factors and made decisions concerning payout to Company officers. The Committee noted that 1997 had very good financial results. Earnings per share had exceeded analyst estimates; real earnings growth had occurred for the first time in several years and shareholder return was among the highest in the utility industry for 1997. In addition, most of the Company's various business units performed well in 1997. The Committee also reviewed the individual performance evaluations for each of the officers. The payouts approved by the Committee ranged from 17% of base salary to 32% of base salary.

1995 Dividend Equivalent Awards -- Long-Term Incentive Amounts Paid in 1997

	In 1995, as described in the 1996 Proxy Statement, certain Company officers were awarded the opportunity to earn Dividend Equivalents to the extent certain objective performance criteria were achieved over the three year period from 1995 through the end of 1997. In 1998 the Committee evaluated the performance criteria and determined the amounts earned. The objective performance criterion to be achieved by officers responsible for the overall corporation was a comparison of the Company's Total Shareholder Return
(TSR) to the TSR of the Peer Group used in the performance graph in this Proxy Statement-the Standard & Poor's 27 Electric Power Company Index. For these corporate officers, in order to achieve maximum payout, the Company's TSR had to be in at least the 90th percentile of the TSR for the Peer Group. Payouts decreased proportionately with the Company's decrease in TSR performance. Officers responsible for the utility and independent power business had two additional performance criteria, return on equity, and either utility rate competitiveness or net income for the award period. The Committee determined awards to be paid based upon these objective criteria and the amounts awarded to the named executive officers are shown in the Long-term Compensation as LTIP payouts column of the Summary Compensation Table.

CHIEF EXECUTIVE OFFICER

1998 Compensation Program

	As described above for the Executive Officers, the total compensation of the Chief Executive Officer, Robert P. Gannon, was examined as part of the Stern Stewart & Co. review of overall executive compensation in relation to the EVA? financial management system. Each element of Mr. Gannon's compensation was examined and compared to both the EEI salary survey information and general industry survey information described earlier.

	With regard to Mr. Gannon's base salary, it was increased 2% in 1998, consistent with the increases to most other officers described above. The purpose of the increase was to keep base salary within a reasonable range of the average base salaries for CEO's of comparable companies, while recognizing that the increases in incentive compensation in 1998 were sufficient to move his total compensation close to market survey information for total compensation, and thus, this base salary decision had no specific relationship to Company performance.

	In 1998, an annual bonus incentive compensation opportunity was provided to Mr. Gannon in the form of the EVA? Annual Bonus Plan described above. As described earlier, this plan uses an objective measurement of the Company's performance--the Company's improvement in Economic Value Added (EVA?) -- and effectively links a significant portion of Mr. Gannon's total compensation to the Company's overall corporate performance. As noted above, the Committee has established an annual target for improvement in the Company's EVA?. If this objectively determined goal is fully achieved, then Mr. Gannon will receive a bonus of 60% of his base salary. If performance is less than the EVA? improvement target established by the Committee, then less of the bonus is earned. If performance is below certain levels, the bonus becomes negative. If performance exceeds the improvement target, then the bonus will be greater. However, two-thirds of any bonus greater than target is placed in a bonus bank and is available for payout in future years, just as negative bonuses are placed in a bonus bank reducing bonuses in future years. The bonus level opportunity was established by reference to the survey data described earlier.

Long-term incentives were also provided to Mr. Gannon in 1998 in the form of options. Again, the number of options granted were based upon the value which moved his total compensation towards survey averages for total compensation, and not upon any aspect of corporate performance. Given the increase in total compensation from the EVA? bonus plan and the stock option grants, his total compensation was moved closer to, while still lagging, market survey averages.

1998 Payout Determinations

	The Committee approved a payout for the CEO under the 1997 Interim Bonus Plan using the same subjective evaluation of Company financial performance in 1997 described earlier in the discussion of compensation for Executive
Officers. With regard to the personal performance criterion, the Committee described Mr. Gannon's 1997 performance as exemplary; he addressed and resolved difficult issues and accepted responsibility for difficult positions which were necessary for the Company's long-term future. The resulting amount paid under this Plan is shown in the annual bonus column of the Summary Compensation Table.

The Committee also approved a payout under Mr. Gannon's 1995 Dividend Equivalent Award in accordance with the objective performance criteria described earlier -- principally the Company's total shareholder return compared to the total shareholder return of the peer group in this Proxy Statement for the three year period 1995 through 1997. The amount paid for this award is shown in the LTIP payouts column of the Summary Compensation table.



				Personnel Committee

		C. Lehrkind, III, Chairman	R. D. Corette
		K. Foster				N. E. Vosburg
		J. R. Jester


	PERFORMANCE GRAPH

	The following five-year cumulative total return graph compares the performance of Montana Power with Standard and Poor's (S&P) 500 Index and S&P's Electric Companies' Index (which includes 27 companies). The cumulative total return graph assumes that $100 is invested at year-end 1993, and from that date forward, all dividends are re-invested monthly. Then, at the end of each year, the value of the $100 initial investment is calculated based on the current stock price. As shown on the graph, at the end of 1998, the initial $100 investment grew to $303 for Montana Power; to $294 for the S&P 500; and to $166 for the S&P Electric Companies.

	COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
	AMONG MONTANA POWER COMPANY (MTP), THE S & P ELECTRIC CO. INDEX AND
	THE S & P 500 INDEX


	Indexed\Cumulative Returns
	Base
	Period	Return	Return	Return	Return	Return
Company\Index	1993	1994	1995	1996	1997	1998
------------------	------	------	------	------	------	------

MONTANA POWER CO	  100	 95.44	100.67	102.33	162.75	303.13
S&P 500 INDEX	  100	101.32	139.40	171.40	228.59	293.91
ELECTRIC COMPANIES - 500	  100	 86.93	113.96	113.77	143.63	165.86

*$100 INVESTED ON 12/31/93 IN STOCK OR INDEX, INCLUDING REINVESTMENT OF
DIVIDENDS.  FISCAL YEAR ENDING DECEMBER 31.



	SUMMARY COMPENSATION TABLE
	The following table shows compensation paid by the Company for services rendered during the fiscal years 1998, 1997, and 1996 for named executive officers.



		   Annual 		Long-Term Compensation
		Compensation  	  Awards 	 Payouts
				Securities
Name and				Underlying	 LTIP	  All Other
Principal	Year	Salary(1)	Bonus(2)		Options	Payouts(3)	Compensation(4)
Position		  ($)	  ($)	 (#)	  ($)	  ($)

R. P. Gannon
CEO, Chairman	1998	362,523	115,920	42,000	51,757	 6,400
of the Board	1997	297,500	      0	     0	32,242	 6,653
& President 	1996	265,935	      0	21,000	     0	17,035

W. S. Dee
Vice 		1998	212,706	 25,988	12,000	     0	 6,400
President,	1997	124,444	      0	     0	     0	 1,485
Marketing	1996		      0	     0	     0	     0

R. F. Cromer
Executive VP
& COO -	1998	193,920	 48,960	21,000	48,976	16,192
Energy Supply	1997	187,800	      0	     0	38,796	21,145
Division	1996	180,500	      0	14,000		13,712

J. D. Haffey
Executive VP &
COO - Energy 	1998	190,890	 48,195	21,000	16,771	28,644
Services	1997	183,500	      0	     0	10,210	28,460
Division	1996	172,440	      0	14,000	     0	27,180

J. P. Pederson
VP, Chief
Financial &	1998	186,850	 48,563	21,000	25,505	21,641
Information 	1997	179,500	      0	     0	     0	27,998
Officer	1996	172,000	      0	13,900	     0	26,704


_________________

	(1)Includes $33,623 for 1998 and $20,968 for 1997 for Mr. Dee, who has a non-funded deferred compensation arrangement with the Company that became effective May 27, 1997.

	(2)Awards earned in 1997 and paid in 1998 under the 1997 Interim Bonus Plan.
Awards earned under the 1998 EVA? Bonus Plan have not been determined and approved by the Personnel Committee in time to include their amounts herein.

	(3)This column represents dividend equivalent awards on options awarded in 1995. These awards, approved by the Personnel Committee, were based on certain objective performance criteria including a comparison of the Company's total shareholder return for the years 1995-1997 to Peer Companys' as described in the performance graph in the Personnel Committee Report supra.

	(4)This column represents the value of the Company's matching contribution of stock made under the Company's Retirement Savings Plan (401(k)). And, also represents compensation received for selling unused vacation time back to the Company, which is available to all employees, in the following amounts: $9,792 for Mr. Cromer, $22,244 for Mr. Haffey, $15,241 for Mr. Pederson. The amounts may include vacation accrued in prior years.


	OPTION GRANTS IN LAST FISCAL YEAR

	The following table provides information with respect to the named executive officers, concerning individual grants of stock options at fiscal year-end.



	            INDIVIDUAL GRANTS
	Number of	 Percent of
	Securities	Total Options
	Underlying	 Granted to			Grant Date
	 Options	Employees in	Exercise	Expiration	  Present
Name	Granted(1)	Fiscal Year	Price(2)	   Date	  Value(3)
	   (#)	   (%)	   ($/SH)		    ($)
R. P. Gannon	42,000	 3.7	38.3438 	08-27-2008	224,683
W. S. Dee	12,000	 1.0	38.3438	08-27-2008	 64,195
R. F. Cromer	21,000	 1.8	38.3438 	08-27-2008	112,342
J. D. Haffey	21,000	 1.8	38.3438	08-27-2008	112,342
J. P. Pederson	21,000	 1.8	38.3438	08-27-2008	112,342



	(1)The options granted will be exercisable on August 27, 2000 and thereafter during a period of ten years from date of grant.

	(2)The exercise price was based on the average of the high and low price as reported on the New York Stock Exchange Composite Transaction Tape (fair market value) on the date of grant, August, 27, 1998.

	(3)The Binomial option pricing model was used to determine the present value of the options granted for the named executive officers. The assumptions used in the Binomial equation to determine the present value are as follows: market price of stock - $38.3438; exercise price of option - $38.3438; stock volatility - 18.5884%; annualized risk free interest rate - 5.3%; 10-year option term; a stock dividend yield of 6.6129%, and a $5.3496 per option binomial value.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

	The following table provides information with respect to the named executive officers, concerning exercise of stock options at fiscal year-end.

		Value	 Number of
		Realized	 Securities
		(Aggregate	 Underlying
		Market	 Unexercised
		Price at	   Options	 Value of Unexercised
	Shares	Exercise	  At Fiscal 	In-the-Money-Options at
	Acquired	Less Aggregate	   Year-End	   Fiscal Year-End
	   on	Exercise	     (#)	 ($56.5625(2)) ($)
	Exercise	Price(1))	Exercisable/	   Exercisable/
    Name	   (#)	  ($)	Unexercisable	   Unexercisable

R. P. Gannon	  51,870	 756,013	 7,000/42,000	  244,563/765,185
W. S. Dee	       0	       0	     0/12,000	        0/218,624
R. F. Cromer 	   8,534	 132,391	28,490/21,000	  981,478/382,593
J. D. Haffey	  17,733	 175,983	 9,667/21,000	  336,441/382,593
J. P. Pederson	       0	       0	32,000/21,000	1,106,100/382,593

	(1)Based on the closing price of the Company's Common Stock as reported on the New York Stock Exchange Composite Transaction Tape, on date of exercise.

	(2)Based on the closing price of the Company's Common Stock as reported on the New York Stock Exchange Composite Transactions, on December 31, 1998.


	RETIREMENT BENEFITS


	The table below illustrates the estimated annual benefits payable to executives under the Company's Pension Plan (a qualified defined benefit plan) and under the Company's Benefit Restoration Plan for Senior Management Executives (a non-qualified defined benefit plan). The estimated annual benefits payable upon retirement are shown at age 65 based on the listed remuneration and years of service classifications calculated upon accrued benefits to January 1999. These benefits may be reduced if the executive retires before reaching age 65. The amounts presented assume the executive elects a single life annuity benefit payment.


	PENSION PLAN PLUS BENEFIT RESTORATION

	                 Years of Service
Remuneration	   15  	   20   	   25   	   30   	   35
$150,000 	$91,056 	$101,910 	$112,839 	$123,887 	$135,333
$175,000 	$106,488 	$119,289 	$132,144 	$145,120 	$158,552
$200,000 	$121,924 	$136,672 	$151,454 	$166,358 	$181,778
$225,000 	$137,359 	$154,056 	$170,764 	$197,198 	$205,000
$250,000 	$152,794 	$171,439 	$190,074 	$208,837 	$228,230
$275,000 	$168,230 	$188,822 	$209,385 	$230,076 	$251,457
$300,000 	$183,665 	$206,206 	$228,695 	$251,315 	$274,695
$325,000 	$199,102 	$223,589 	$248,006 	$272,554 	$297,910
$350,000 	$214,537 	$240,972 	$267,316 	$155,794 	$321,136
$375,000 	$229,972 	$258,356 	$286,626 	$315,032 	$344,362
$400,000 	$245,408 	$275,739 	$305,936 	$343,831 	$367,589
$425,000	$258,660	$289,452	$325,236	$357,516	$390,816
$450,000	$275,224	$310,504	$344,560	$378,748	$414,040



QUALIFIED PENSION PLAN

	Effective January 1, 1998 the Company amended its Qualified Pension Plan to allow for a change in the method of benefit determination from a Final Average Pay method to a Cash Balance method. As of January 1, 1999, all executive officers will have their benefits determined under the Cash Balance method.

	The Cash Balance method of benefit accrual establishes eligible participant notional accounts that are credited by the Company each year. Credits include:

	-	A fixed interest rate of 6% each year
	-	An employer contribution of 3% - 12% of base pay (plus commissions not to exceed 100% of base pay); plus
	-	An additional credit of 1.5% - 6% of eligible pay above 1/2 of the
Social Security Wage Base.

	The employer contributions are predicated upon the number of "points" (age + service) respective of each eligible participant. When an eligible participant elects to begin retirement pay, the accrued Cash Balance is converted to a monthly annuity payment.

	The Cash Balance provisions allow eligible participants retiring within 5 years to choose the better of the Final Pay benefits or Cash Balance Benefits. The Company has estimated the benefits for the named executive officers, and, based upon these estimates, does not believe that any of the named executive officers would receive a better benefit under the Final
Average Pay calculation.

	The Pension Plus Benefit Restoration table found on page __ includes pension benefits calculated under the Cash Balance method.

	As of March 1, 1999, credited years of service for executive officers is as follows: 2 years for W. S. Dee, age 58; 31 years for Mr. Cromer, age 53;
24 years for Mr. Gannon, age 54; 26 years for Mr. Haffey, age 53; and 34 years for Mr. Pederson, age 56.


NON-QUALIFIED BENEFIT RESTORATION PLAN FOR SENIOR MANAGEMENT EXECUTIVES

	Through December 31, 1998, Executive officers also participated in a non-qualified Benefit Restoration Plan for executive officers and certain other key employees. The named executive officers participated in the Benefit
Restoration Plan. This plan provided for annual benefit payments upon retirement to the participant over the participant's lifetime or, in the event of the participant's death, to the participant's beneficiary for the remainder of a 15-year period commencing on the date of the participant's retirement.
This benefit is in addition to the Pension Plan benefit.

	Life insurance which is carried on Benefit Restoration Plan participants is owned by a Rabbi trust. This life insurance helps fund the Benefit Restoration Plan. Participants in the Benefit Restoration Plan contributed
toward the funding of the plan.   All death proceeds are specifically directed
to the Benefit Restoration Plan trust for the sole purpose of paying for plan benefits and premium costs.

The Board of directors approved the curtailment of the Benefit
Restoration Plan for Senior Officers effective December 31,1998. All active participants, including the named officers, became vested in the Plan immediately upon curtailment. The Plan will be closed to additional participants. Existing Plan participants are entitled to receive a frozen accrued benefit established as of the date of curtailment with no further benefit accrual. The frozen benefit will become payable upon retirement or death.

	Benefit determination under the curtailed plan will include a "make-up" amount equal to any decrease in the executive's Retirement Plan benefit as a result of limitation imposed upon the Retirement Plan by sections 415 and 401(a)(17) of the Internal Revenue Code. The statutory limitation "make-up" will be based on the executive's actual compensation and years of service at retirement.

	EMPLOYMENT AGREEMENTS

	The Company has entered into severance benefit agreements with the named executive officers to provide benefits under certain circumstances after a change of control of the Company if their employment is subsequently terminated without cause by the Company or with good reason by the employee. These agreements will expire December 31, 1999.

	The agreements with the named executive officers provide that if, after a change of control, within the meaning of change of control provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the employee is terminated by the Company without cause (as defined in the agreement), or if the employee terminates employment for good reason (as defined in the agreements), the employee is entitled to (i) a lump sum payment in the amount of 299.9 percent of base amount compensation, (ii) calculation of retirement benefits as if the employee had continued employment to Normal Retirement Date (as defined in the Retirement Plan for Employees of The Montana Power Company) subject to certain reductions and (iii) continued participation in the Company's (or substantially equal substitute) life insurance, health insurance, dental insurance and disability insurance plan and other welfare benefit plans for a period of three years following termination. In the event that any amounts paid to the named executive officers under their agreements are subject to excise tax imposed under the Code in connection with a change of control, the Company shall pay an additional amount (the "Gross-Up
Payment") equal to the amount of any such excise taxes and any state or federal taxes on the Gross-Up Payment.



					SECTION 16(a) COMPLIANCE

	Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission ("SEC") regulations, the Company's directors, certain officers, and greater than 10 percent shareholders are required to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Company with copies of all reports they file.

	To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and written representations from the Company's executive officers and directors that no other reports were required. The Company believes that during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements were complied with, except for one report that was filed late for Mr. Lehrkind due to an administration error on the part of the Company.

ITEM NO. 2 PROPOSAL AMENDMENT TO THE LONG-TERM INCENTIVE PLAN

INTRODUCTORY STATEMENT:

	The Montana Power Company Long-Term Incentive Plan (the "Plan") was approved and authorized by the Board of Directors of the Company in January 1998, and became effective upon receiving shareholder approval at the 1998 Annual Meeting. The Company now proposes to amend the Plan, as explained below. The proposed amendment (the "Amendment") was approved and authorized by the Board of Directors of the Company at its January 26, 1999 meeting, and will become effective upon receiving shareholder approval. The purpose of the Plan is to reward employees who make important contributions to the continued growth, development and financial success of the Company or its subsidiaries and to attract and retain such employees. The Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

	The statements made herein concerning the Amendment are summaries and do not purport to be complete. Such statements are qualified by express reference to the Plan. A copy of the Plan, as amended by the Amendment (as proposed) is attached as Exhibit A hereto.


SUMMARY OF THE PLAN AMENDMENTS:

The Amendment (if approved by the Company's shareholders) will effect the following changes to the Plan:

-	Eligibility to participate in the Plan and receive Awards (as defined below) will be expanded to include part-time employees.

-	The discretionary authority of the Plan's administrative
committee ("Committee") will be expanded to permit the committee to provide in each optionee's Stock Option Agreement a post-termination option exercise period that exceeds the standard default period set forth in the Plan.

-	Each optionee will be allowed at least one month after
termination to exercise Stock Options which are exercisable on the date of termination.

-	The discretionary authority of the Committee will be expanded to permit the committee to provide in each Award agreement for different employment termination forfeiture consequences in respect of awards of Restricted Stock, Stock Appreciation
Rights, Performance Shares and Dividend Equivalent Shares.

-	The Company will no longer be required by the Plan to obtain shareholder approval for changes to the Plan that (i) increase the benefits accruing to Participants (as defined below), (ii) increase the number of shares of Common Stock which may be issued under the Plan, (iii) extend the period for granting
Awards under the Plan, or (iv) modify the Plan's eligibility requirements. Of course, under current tax law and regulations and New York Stock Exchange listing requirements, the Company will be required, notwithstanding the above-described amendment, to submit to the Company's shareholders for approval any proposed increase in the number of shares of Common Stock available for awards under the Plan to obtain (i) the listing of those shares on the Exchange, and (ii) the favorable tax consequences available to both the Company and the participants under Sections 422 and 162(m) of the Code. Other changes, if proposed in the future, to increase benefits, to extend the term of the Plan, or to modify the Plan's eligibility requirements may also require shareholder approval to obtain or preserve those favorable tax consequences.

-	The Committee will have the discretion to grant transferable stock options (to facilitate estate and gift tax planning).

-	The Committee will be authorized to suspend and replace any
cash payment otherwise required to be made to a participant with a substitute in-kind payment of equivalent value if the cash payment would preclude the Company from accounting for a merger as a "pooling-of-interests".

-	The Committee will be authorized to "cash-out" the holders of
Stock Options and Stock Appreciation Rights in the event of certain mergers (where "pooling-of-interests" accounting is not desired).

-	A new definition of "change of control" will be included to
conform the Plan to the definition utilized in other "change of control" agreements to which the Company is a party.

-	If a "change of control" occurs Awards of Restricted Stock will vest, Awards of Stock Options and Stock Appreciation Rights will become fully exercisable and Awards of Performance Shares and Dividend Equivalent Shares will be fully earned as of the date of the "change of control."

SUMMARY OF THE PLAN:

IN GENERAL. The Plan provides for the granting of Restricted Stock, Stock Options, Stock Appreciation Rights, Performance Shares and Dividend Equivalent Shares (the "Awards") during the ten-year period following its approval by the Company's shareholders (which approval occurred on May 12, 1998), and permits a total of 2,000,000 shares of Common Stock of the Company to be subject to Awards under the Plan (subject to adjustment in the event of a merger, consolidation reorganization, recapitalization, stock dividend, stock split, or other similar event). Shares subject to canceled, lapsed, or forfeited Awards or Awards paid in cash may be reissued under the Plan. The shares to be issued under the Plan may consist of authorized but unissued shares, shares issued and reacquired by the Company or shares purchased in the open market. The fair market value of the Company's Common Stock was $50.1563 per share as of February 8, 1999.

ADMINISTRATION AND ELIGIBILITY. A Committee of the Board of Directors, comprised of outside directors (the "Committee"), administers the Plan and from time-to-time will grant Awards under the Plan to selected eligible employees (the "Participants"). In addition to any other powers and, subject to the provisions of the Plan, the Committee has the following specific powers: (i) to determine the terms and conditions upon which Awards may be made and exercised; (ii) to determine the Participants to whom Awards will be made; (iii) to determine all terms and provisions of each Award agreement, which need not be identical for different types of Awards nor for the same type of Award to different Participants; (iv) to construe and interpret all terms, conditions and provisions of the Plan and all agreements; (v) to establish, amend, or waive rules or regulations for the Plan's administration; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration or interpretation of the Plan. The Committee may seek the assistance or advice of any persons or entities it deems necessary to the proper administration of the Plan.

Under the existing Plan only full time employees of the Company are eligible to receive Awards under the Plan. If the proposed Amendment to the Plan is approved by the Company's shareholders, any employee (not just a full-time employee) who, in the opinion of the Committee, contributes to the continued growth, development and financial and other successes of the Company or its subsidiaries will be eligible to participate in the Plan and receive Awards.

NUMBER OF EMPLOYEES. As of February 8, 1999, there were approximately 2,636 employees of the Company and its subsidiaries. The actual employees to be awarded grants as Participants will be determined by the Committee from time-to-time and will probably be substantially less than the total number of employees.

RESTRICTED STOCK. Awards of Restricted Stock are made subject to a restriction period during which the occurrence of some event, such as the passage of time or achievement of a particular performance standard, must occur. Restricted Stock is issued without payment by the Participant and, upon the completion of the restriction period and the fulfillment of the required conditions, restrictions upon the restricted Common Stock expire and new certificates representing unrestricted shares of Common Stock are issued to the Participant. If authorized by the Committee, the Participant will receive cash dividends payable with respect to the Restricted Stock or the Committee may direct that those dividends be retained by the Company. If the conditions of the Restricted Stock are not satisfied within the restriction period, the Participant's right to the Restricted Stock generally terminates.

STOCK OPTIONS. Stock Options are granted at an exercise price set by the Committee, but in the case of an Incentive Stock Option, the exercise price is not less than the fair market value of the Company's Common Stock on the date of the grant of the Stock Option. In the case of non-qualified Stock Options, the exercise price per share of Common Stock set in the Award by the Committee may not be less than 85% of the fair market value of the Common Stock on the date of grant. Each Stock Option is granted pursuant to a written Stock Option Agreement, which, together with the Plan, set forth the terms of the Stock Option. Each Stock Option becomes exercisable within a period set by the Committee and expires no later than ten years from the date of grant.

Under the existing Plan, a Participant's Stock Option (and the attendant right to exercise it) expires immediately upon the Participant's termination of employment (other than due to retirement, death or disability) and the Committee does not have any discretionary authority to alter this result. In the case of retirement the Participant can exercise the Stock Option for three months and if the Participant dies or becomes disabled the Stock Option remains exercisable for one year after such death or disability. Pursuant to the proposed Amendment (if approved by the Company's shareholders), the Committee will have the authority to establish at the time of grant different post-termination exercise periods for each Stock Option granted and each optionee Participant will have no less than one month after termination of employment to exercise Stock Options that are exercisable as of the date of such termination.

Finally, under the existing Plan Stock Options are not transferable by a Participant. If the Amendment is approved by the Company's shareholders the Committee will have the discretionary authority to grant Stock Options that may be transferred by a Participant.

SARS. Awards of Stock Appreciation Rights, which may only be issued in conjunction with a Stock Option, give Participants the right to receive payment of the greater of the increase in the fair market value or the book value of a share of Common Stock from the date of the grant of the Stock Appreciation Right to the date of its exercise. The Stock Appreciation
Rights would be granted without payment by the Participant, would be exercisable during a period established by the Committee and would expire no later than ten years from the date of grant. Upon exercise, Participants are paid in cash, Common Stock or a combination of both, as determined by the Committee. If not exercised by the expiration of the Award (other than deemed expiration by virtue of exercise of a related Stock Option), the Stock Appreciation Rights are deemed to have been exercised on the expiration date.

PERFORMANCE SHARES. Performance Share grants give the Participant the right to receive payment of an amount equal to the fair market value of a share of Common Stock at the end of an Award period if the terms and conditions set by the Committee are satisfied. These Awards are granted without any payment on the part of the Participant and are paid either in cash, Common Stock or a combination of both, as determined by the Committee.

TERMINATION OF EMPLOYMENT. Under the existing Plan, if a Participant terminates employment with the Company, other than pursuant to retirement or death or disability, the Participant's Award of Stock Appreciation Rights, Performance Shares, Restricted Stock and Dividend Equivalent Shares will be forfeited and, in the case of retirement, death or disability, the Participant will receive a pro-rata payment based on the length of the Participant's service during the relevant Award period prior to any such termination of employment. If the Amendment proposed is approved by the Company's shareholders, the Committee will be authorized to exercise discretion at the time of grant to provide in the Participant's Award agreement for different termination forfeiture consequences.

DIVIDEND EQUIVALENT SHARES. A Participant may be granted, in conjunction with an Award of Stock Appreciation Rights or Performance Shares, at no cost, the right to receive Dividend Equivalent Shares based on the dividends declared on the Common Stock for record dates occurring during the Award period set by the Committee for the related Stock Appreciation Rights or Performance Shares. Payment for Dividend Equivalent Shares in cash, Common Stock or both, as determined by the Committee, are made in conjunction with the payment for the related Stock Appreciation Rights or Performance Shares.

AMENDMENT. Under the existing Plan, the Board may not (i) increase the benefits to Participants pursuant to the Plan, (ii) increase the number of shares of Common Stock which could be issued under the Plan, (iii) extend the period for granting Awards, or (iv) modify the eligibility requirements of the Plan without shareholder approval of such changes. Pursuant to the proposed Amendment (if approved by the Company's shareholders), the Board will be empowered to amend, suspend or terminate the Plan in any manner at any time and from time to time, without shareholder approval and subject only to Participant rights under outstanding Awards. Of course, under current tax law and regulations and New York Stock Exchange listing requirements, the Company will be required, notwithstanding the above-described amendment, to submit to the Company's shareholders for approval any proposed increase in the number of shares of Common Stock available for awards under the Plan to obtain (i) the listing of those shares on the Exchange, and (ii) the favorable tax consequences available to both the Company and the participants under Sections 422 and 162(m) of the Code. Other changes, if proposed in the future, to increase benefits, to extend the term of the Plan, or to modify the Plan's eligibility requirements may also require shareholder approval to obtain or preserve those favorable tax consequences.

CHANGE OF CONTROL. Under the existing Plan, a "change of control" was deemed to occur upon a public tender for all or any portion of the Company's Common Stock or upon any proposal to merge or consolidate the Company with another corporation. In such cases, the Committee has broad authority to change or eliminate the terms and conditions, including any restrictions and forfeiture events, of any outstanding Award. The proposed Amendment would eliminate this existing Committee discretion. Pursuant to the Amendment (if approved by the Company's shareholders), upon the occurrence of a "change of control" (as defined below), (i) all Stock Options and Stock Appreciation Rights will become fully vested and exercisable, (ii) all outstanding shares of Restricted Stock shall become fully vested, and (iii) all Performance Shares and Dividend Equivalent Shares will be deemed to be fully earned. The Amendment proposes to define "change of control" as including a shareholder-approved liquidation or dissolution of the Company, a reorganization, merger or consolidation of the Company pursuant to which the Company's shareholders prior to the reorganization, merger or consolidation do not own more than 80% of the Company's voting securities, a sale, exchange or other transfer of more than 20% of the Company's voting securities, a proxy contest pursuant to which a majority of the Company's directors are replaced by individuals not approved of by at least two-thirds of the Company's incumbent directors, and/or a sale of all or substantially all of the Company's assets.

STOCK OPTION AND SAR CASH-OUTS. Under the existing Plan, the Company does not have the right to "cash out" Stock Options in connection with a merger or sale of the Company, for which pooling-of-interests accounting is not desired. Moreover, the existing Plan does not expressly preclude cash payments to Participants even if the effect of those payments is to prevent a merger or consolidation from being accounted for as a "pooling" by the Company's accountants. The proposed Amendment, if approved by the Company's shareholders, would change the Plan to provide this "cash out" flexibility to the Committee, in cases where "pooling-of-interests" accounting treatment is not desired, and, where such accounting treatment is desirable, would give the Committee the authority to preclude and replace any such cash payout of an Award that would jeopardize that treatment with a substitute in-kind payment of equivalent value.

CODE SECTION 162(M). The Committee will establish in writing prior to the beginning of a performance period (or by such other later date as may be permitted under Section 162(m) of the Code) all performance criteria which the chief executive officer and the four highest compensated officers of the Company (each, a "Covered Participant") must satisfy in order to receive performance-based compensation. Such performance criteria are based on business or financial goals of the Company, including economic value added, absolute or relative levels of total shareholder return, revenues, sales, net income, or net worth of the Company, any of its subsidiaries, divisions, business units or other areas of the Company. The aggregate maximum Awards that may be paid (in cash or in shares of Common Stock or a combination thereof) to any Covered Participant during any calendar year would be an amount equivalent to the fair market value of 100,000 shares of Common Stock subject to Options and Stock Appreciation Rights made to any Covered Participant during any calendar year would be 150,000. In the case of performance-based compensation for Covered Participants, the exercise price of a Stock Option will not be less than 100% of the fair market value of Common Stock on the date of grant. A Stock Appreciation Right granted to a Covered Participant will be the right to receive payment of an amount equal to the increase, if any, in the fair market value of one share of Common Stock at the date of exercise over the fair market value of one share of Common Stock at the date of grant.

FEDERAL TAX CONSEQUENCES:

The following is a brief and general summary of the federal income tax consequences of the various forms of Awards that may be granted under the Plan.

RESTRICTED STOCK. The grant of a Restricted Stock award does not immediately produce taxable income to a recipient or an income tax deduction to the Company. At the time the restrictions lapse, however, a recipient will recognize ordinary income in an amount equal to the fair market value of the Common Stock on the date the restrictions on such Common Stock lapse, and (subject to Section 162(m) of the Code) the Company will be entitled to a corresponding income tax deduction. However, a recipient who elects under
Section 83(b) of the Code, within thirty days of the date of grant (an "83(b) Election"), will recognize ordinary income on the date of grant equal to the fair market value of the shares of Restricted Stock as if the shares were unrestricted and could be disposed of immediately. During the restriction period, a recipient will be taxed on the dividends, if any, paid with respect to the Restricted Stock. The Company will be entitled to a corresponding income tax deduction for such dividends (subject to Section 162(m) of the Code) paid unless the recipient has made an 83(b) Election with respect to the shares upon which such dividends are paid. With respect to a disposition of unrestricted shares, the holding period to determine whether the recipient has long or short-term capital gain or loss begins when the restriction period lapses. However, if the recipient has made an 83(b) Election, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the shares on the date of grant as if the shares were unrestricted and could be disposed of immediately.

NON-STATUTORY STOCK OPTIONS. The grant of a non-statutory Stock Option that does not have a readily ascertainable fair market value at the time of grant does not result in taxable income to a recipient or an income tax deduction for the Company. Upon exercise, a recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock acquired on the date of exercise over the Stock Option's exercise price. The Company will be entitled to a corresponding income tax deduction (subject to Code Section 162(m)). Upon a taxable exchange of the Common Stock, the recipient will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of the shares sold or exchanged.

INCENTIVE STOCK OPTIONS. Neither the grant nor the exercise of an Incentive Stock Option will have immediate tax consequences to a recipient or the Company. If a recipient exercises an Incentive Stock Option and does not dispose of the acquired Common Stock within two years after the date of the grant of the option or within one year after the date of the transfer of the Common Stock to the recipient, the Company will not be entitled to a tax deduction, the recipient will realize no ordinary income, and any gain or loss that is realized on a subsequent sale or taxable exchange of the Common Stock will be treated as a long-term capital gain or loss. The exercise of an Incentive Stock Option gives rise to an adjustment to the Participant's alternative minimum taxable income which may subject the recipient to the alternative minimum tax.

If a recipient exercises an Incentive Stock Option and disposes of the acquired Common Stock within two years after the date of the grant of the option or within one year after the date of the transfer of the Common Stock to the recipient, the recipient's and the Company's tax treatment will be the same as if the recipient had exercised a non-statutory Stock Option.

STOCK APPRECIATION RIGHTS. A recipient of a Stock appreciation Right will not recognize taxable income at the time the right is granted, and the Company will not be entitled to an income tax deduction. However, ordinary income will be recognized by a recipient, and a corresponding deduction (subject to Code Section 162(m)) will be taken by the Company, at the time of exercise is an amount equal to any cash, and the fair market value of any Common stock, received.

PERFORMANCE SHARE AWARDS/DIVIDEND EQUIVALENT SHARES. A recipient of a Performance Share Award or Dividend Equivalent Share will not recognize taxable income at the time granted, and the Company will not be entitled to an income tax deduction. However, ordinary income will be recognized by a recipient, and a corresponding deduction (subject to Code Section 162(m)) will be taken by the Company, at the time of payment for any such Performance Share Award of Dividend Equivalent Share in an amount equal to any cash, and the fair market value of any Common Stock, received.

RECOMMENDATION OF THE BOARD OF DIRECTORS

	THE BOARD OF DIRECTORS HAS CAREFULLY CONSIDERED THE PROPOSED AMENDMENT AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ADOPTION OF THE AMENDMENT.

	To adopt the Amendment, the affirmative vote of a majority of the shares of Common Stock and the shares of the Preferred Stock cast at the meeting, voting as a single class, is required, provided that the total vote cast represents over 50% of all shares entitled to vote at the meeting.


ITEM NO. 3 PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

	The Board of Directors has unanimously approved and proposed for submission to shareholders an amendment to the Company's Restated Articles of Incorporation, pursuant to which the aggregate number of shares of Common Stock which the Company shall have the authority to issue would be increased from 120,000,000 to 240,000,000 shares. If the above amendment is approved, the first sentence of Article VII of the Company's Restated Articles of Incorporation would be amended to read as follows:

"The aggregate number of shares which the Corporation has authority to issue is 245,000,000 shares without nominal or par value, consisting of 5,000,000 Preferred shares and 245,000,000
Common shares."

Subject to favorable shareholder action, the proposed amendment would become effective upon the filing of Articles of Amendment with the Secretary of the State of Montana, which would be expected to occur shortly after shareholder approval of the amendment.

After taking into account the 55,064,437 shares of Common Stock outstanding as of February 8, 1999 and the 4,907,933 shares reserved for issuance under various shareholder and employee stock plans, the number of authorized but unissued shares of Common Stock available for issuance is only 60,027,630. A significant number of shares of Common and Preferred Stock might also be required to be reserved for issuance upon exercise of rights ("Rights") outstanding under the Company's Shareholder Protection Rights Plan ("Rights Plan"), established in June 1989 and amended in January 1999 (see additional information regarding the Rights Plan below).

The Board of Directors believes that the increased number of authorized shares of Common Stock contemplated by the proposed amendment is desirable to provide shares for the Rights Plan, as well as to provide additional shares for issuance from time to time, without further action or authorization by the shareholders, if needed for such proper corporate purposes as may be determined by the Board of Directors. Such purposes might include the raising of additional capital through the sale of additional shares and acquisitions by the Company. The Company has no immediate plans, nor are there any existing or proposed agreements or understandings (other than pursuant to the plans mentioned above) to issue any of the additional shares of the Common Stock which are the subject of this proposal. Accordingly, the increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the percentage equity ownership of existing stockholders and, depending on the price at which they are issued, could be dilutive to the existing stockholders. Shareholders have no preemptive rights to subscribe to newly issued shares. The Company may not issue authorized but unissued shares of its Common Stock without the prior approval of the Montana Public Service Commission. The additional shares of Common Stock would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as shares of Common Stock currently outstanding.

The Board of Directors has adopted the Rights Plan which is designed to protect the interests of shareholders in the event the Company is confronted with coercive or unfair takeover tactics, which the Board believes are not in the best interests of all shareholders. Pursuant to the Rights Plan, each Right, evidenced by and traded with the shares of Common Stock, entitles the shareholder to purchase one one-hundreth of a share of Participating Preferred Shares, A Series, at an exercise price of $200, subject to certain adjustments. The Rights will be exercisable only if a person or group acquires 20% or more of the Company's voting shares or announces a tender offer, the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the Company's voting shares.

The Rights may be redeemed, at a redemption price of $.01 per Right, by the Board of Directors of the Company at any time until any person or group has acquired 20% or more of the outstanding voting shares of the Company.

The description and terms of the Rights are set forth in a Rights
Agreement dated as of June 6, 1989, as amended, between the Company and First Chicago Trust Company of New York, a division of EquiServe, the Rights agent appointed by the Company. The statements and descriptions of the Rights Agreement contained herein do not purport to be complete as they are intended only to outline such provisions in general terms. The Rights agreement has been filed with the Securities and Exchange Commission as an exhibit to the Company's Registration Statement on Form 8-A with respect to the Rights covered by the Rights Plan.

The Restated Articles of Incorporation and Bylaws contain provisions which are intended to provide protection against coercive takeover tactics deemed by the Board of Directors not to be in the best interests of all shareholders. These provisions, which may have the effect of discouraging attempts to acquire control of the Company, include (i) the classification of the Board into three classes of directors serving staggered three-year terms and (ii) a "fair price" provision that provides, in the event of certain business combinations, including mergers, consolidations, recapitalizations, sales or hypothecations of assets, liquidations and certain issuances of securities, involving a person or entity who is or may become the beneficial owner of 10% or more of the outstanding shares of the capital stock of the Company entitled to vote generally in the election of Directors (the "Voting Shares"), the amount of cash or other consideration to be paid to holders of the Common Stock must be at least equal to the higher of the highest price paid by the 10% shareholder in connection with the acquisition of certain of its shares of Common Stock or the highest quoted price of the Common Stock on certain dates related to such acquisition. Similar provisions apply to the acquisition of the Preferred Stock. The fair price provision does not apply in the event that such a business combination shall have been approved by either two-thirds of certain directors who are not affiliated with the 10% shareholder (the "Continuing Directors") or the holders of 70% of the voting shares. In addition, unless a proposed business combination has been approved by two-thirds of the Continuing Directors, certain other requirements must be met, including the requirement that a proxy or information statement describing the proposed business combination be mailed to shareholders at least 30 days prior to its consummation. The fair price provisions may not be amended or repealed except by the vote of holders of at least 70% of the voting shares unless the amendment or repeal is recommended by two-thirds of the Continuing Directors. The proposal and the Company's other anti-takeover provisions described above may have the overall effect of (i) limiting shareholder participation in and discouraging or making more difficult certain transactions such as mergers or tender offers and (ii) making more difficult the removal of incumbent management, including the Board, and thus increasing the likelihood that incumbent management will retain their position. While the Company may from, time to time consider other proposals which may under certain circumstances be deemed to have antitakeover implications, the proposed amendment is not part of a plan by management to adopt a series of anti-takeover provisions.

The Common Stock of the Company is currently listed on the New York
Stock Exchange and the Company intends to apply for listing of any additional shares of Common Stock when such shares are issued. The New York Stock Exchange currently requires shareholder approval as a prerequisite to listing shares in several instances, including acquisition transactions, when the issuance or potential issuance of shares could result in an increase by at least 20% in the number of shares of Common Stock outstanding.

Financial statements are omitted from this Proxy Statement as not being material for the exercise of prudent judgment by the shareholders in regard to the proposed amendment. The Company's consolidated financial statements and management's discussion and analysis of results of operations and financial condition are included in the Company's Annual Report to Shareholders for the year ended December 1998.

It is the intention of the persons named as proxies to vote the shares to which the proxy relates to approve the proposed amendment to the Company's Restated Articles of Incorporation, unless instructed to the contrary. If the proposed amendment is not approved by the shareholders, the increase in authorized Common Stock will not take effect.

Once a quorum is established for the proposal in Item 3, an affirmative vote, by the majority of the votes cast is required from both the common shareholders as a separate voting group and the common and preferred shareholders combined as a voting group, to authorize the proposed amendment.

	RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

	PriceWaterhouse Coppers has been selected by the Board of Directors upon recommendation of its Audit Committee as the independent accountants for the Company and its subsidiaries for the year 1999.

	A representative of PriceWaterhouse Coopers will be present at the shareholders' meeting to make a statement if he or she desires, and to respond to questions. The same firm has audited the Company's accounts for many years.


				OTHER MATTERS

	The Company does not intend to present any other business for action at the Annual Meeting and does not know of any other business intended to be presented by others. If any matters other than the matters described in this Proxy Statement should be presented for stockholder action at the Meeting, it is the intention of the persons designated in the proxy to vote thereon according to their best judgment.

	Proposals of shareholders intended to be presented at next year's Annual Meeting, including nominations of Directors to be elected at such meeting, must be received by the Office of the Secretary, The Montana Power Company, 40 East Broadway, Butte, Montana 59701-9394, no later than
November 26, 1999. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

					By Order of the Board of Directors


					Pamela K. Merrell
					Vice President and Secretary

EXHIBIT A

THE MONTANA POWER COMPANY
1998 LONG-TERM INCENTIVE PLAN
(AS APPROVED MAY 12, 1998 INCLUDING PROPOSED AMENDMENTS)

SECTION ONE.
PURPOSE OF PLAN

	The purpose of The Montana Power Company Long-Term Incentive Plan is to reward employees who make important contributions to the continued growth, development and financial success of The Montana Power Company or one or more of its subsidiaries, and to attract and retain such employees. The Plan is intended to stimulate individual performance by eligible employees so that specific long-term goals increasing the profitability of the Company and its subsidiaries may be achieved for the benefit of customers and shareholders.

SECTION TWO.
DEFINITIONS

	The following definitions are applicable herein:

	"Award" means the award to a Participant of Restricted Stock, an Option, a Stock Appreciation Right, a Performance Share or a Dividend Equivalent Share.

	"Award Period" means the period of time specified by the Committee with respect to an Award during which (i) Restricted Shares will remain restricted, or (ii) the conditions precedent to the right to receive payment with respect to Performance Shares must be met.

	"Board" means the Board of Directors of the Company.

	"Book Value" means the book value of a share of Common Stock determined in accordance with the Company's regular accounting practices. Any such determination, in the absence of manifest error, shall be conclusive.

	"Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated thereunder.

	"Committee" means the committee, consisting of two or more members of the Board who are not Eligible Employees and who are otherwise qualified, to the extent required, to administer the Plan for purposes of Section 16 of the Exchange Act and the rules thereunder.

	"Common Stock" means the common stock, without par value, of the Company.

	"Company" means The Montana Power Company and its successors, including any company specified in Section Sixteen I.

	"Covered Participant" means a Participant who is a "covered employee" as defined in Section 162(m)(3) of the Code.

	"Date of Disability" means the date on which a Participant is classified as under a Disability.

	"Date of Grant" means the date on which an Award is granted by the Committee or such later date as may be specified by the Committee in making such grant.

	"Date of Retirement" means the date of Retirement or Earlier Than Normal Retirement.

	"Disability" means a physical or mental impairment that prevents a Participant from performing the essential functions of the Participant's regular occupation and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.

	"Dividend Equivalent Shares" has the meaning assigned in Section Eleven
A.

	"Earlier than Normal Retirement" means the retirement, with the consent of the Company, of an employee prior to that employee's Normal Retirement Date.

	"Eligible Employee" means any person employed by the Company or a Subsidiary on a regularly scheduled basis during any portion of a period for which an Award is made (including employees who are members of the Board or of the Board of Directors of any Subsidiary, but excluding any such director who is not otherwise so regularly employed) and who satisfies the requirements of Section Six.

	"Exchange Act" means the Securities Exchange Act of 1934, as amended.

	"Fair Market Value" means as follows: (i) for Options, and Stock Appreciation Rights, the average of the high and low prices for the Common Stock as reported on the New York Stock Exchange Composite Tape on a specified date, or, if the Common Stock shall not have traded on any specified date, the next preceding date on which it shall have traded; and (ii) for Performance Shares, the average of the reported closing prices of the Common Stock on the New York Stock Exchange for 30 consecutive trading days prior to a specified date.

	"Incentive Stock Option" means an incentive stock option within the meaning of Section 422 of the Code.

	"Normal Retirement Date" is the retirement date as described in the Company's or a Subsidiary's retirement or pension plan.

	"Option" has the meaning assigned in Section Eight A.

	"Option Holder" means a Participant who has received an Award of an Option.

	"Participant" means an Eligible Employee who has been granted an Award under this Plan.

	"Performance Criteria" means the objectives established by the Committee for a Performance Period, for the purpose of determining when an Award subject to such objectives has been earned.

	"Performance Period" means the time period designated by the Committee during which performance goals must be met in order for a Participant to obtain a performance-based Award.

	"Plan" means The Montana Power Company 1998 Long-Term Incentive Plan, as it may be amended from time-to-time.

	"Performance Share" has the meaning assigned in Section Ten A.

	"Restricted Stock" has the meaning assigned in Section Seven A.

	"Retirement" means retirement on or after the Normal Retirement Date.

	"Stock Appreciation Right" has the meaning assigned in Section Nine A.

	"Subsidiary" means any corporation of which 50% or more of its outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Company.

	"Termination" means resignation or discharge from employment with the Company or any of its Subsidiaries, except in the event of death, disability, retirement or earlier than normal retirement.

SECTION THREE.
EFFECTIVE DATE AND DURATION

	A.	Effective Date.

	The Plan shall be effective as of May 12, 1998, subject to shareholder approval.

	B.	Period for Grants of Awards.

	Awards may be granted on and after the effective date through the period ending May 12, 2008.

	C.	Termination

	The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

SECTION FOUR.
ADMINISTRATION

	The Plan shall be administered by the Committee which still have all of the powers respecting the Plan (other than amending the Plan as provided in Section Fifteen); provided, however, that the Committee, in its discretion, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable. The Committee or any person to whom it has delegated duties may employ attorneys, consultants, accountants or other persons and the Committee shall be entitled to rely upon the advice, opinions or evaluations of any such persons. Notwithstanding the foregoing, the Committee may not delegate its authority if such delegation would cause a violation of the requirements of Section 16 of the Exchange Act and the rules thereunder. All questions of interpretation and application of the Plan, or of the terms and conditions pursuant to which Awards are granted, exercised or forfeited under the provisions hereof, shall be subject to the determination of the Committee. Any such determination shall be final and binding upon all parties affected thereby.

SECTION FIVE.
GRANT OF AWARDS AND LIMITATION OF NUMBER OF SHARES AWARDED

	The Committee may, from time-to-time, grant Awards to one or more Eligible Employees, provided that (i) subject to any adjustment pursuant to Section Sixteen H, the aggregate number of shares of Common Stock subject to Award under the Plan (including those constituting the basis for Awards) may not exceed 2,000,000 shares; and (ii) to the extent that an Award shall expire without either being exercised or the benefits thereof paid, the shares of Common Stock pertaining to such Award shall again be available for the grant of an Award to the maximum extent permissible under Section 16 of the Exchange Act. Shares delivered by the Company under the Plan may be authorized but unissued Common Stock, Common Stock held in the treasury of the Company or Common Stock purchased on the open market (including private purchases). In granting Awards, the Committee shall establish criteria, such as the growth, financial and other performance and achievement of specified goals of the Company and/or one or more of its Subsidiaries, against which the performance of the Participant shall be measured, and shall take into account such matters as each Participant's position and compensation, the Fair Market Value of the Common Stock at the Date of Grant, economic conditions and such other matters as it shall deem to be appropriate. Participants subject to Section 16 of the Exchange Act shall sell stock acquired pursuant to the Plan in accordance with the rules promulgated under Section 16 of the Exchange Act.

SECTION SIX.
ELIGIBILITY

	Eligible Employees are employees who, in the opinion of the Committee, contribute to the continued growth, development and financial and other
successes of the Company or one or more of its Subsidiaries.   The Committee,
from time-to-time, shall select from the Eligible Employees those to whom Awards shall be granted and determine the size of such Awards. No Eligible Employee of the Company or any of its Subsidiaries shall have any right to an Award.

SECTION SEVEN.
RESTRICTED STOCK

	A.	Grants of Restricted Stock.

	Restricted Stock shall mean shares of Common Stock awarded pursuant to this Section Seven. Shares of Restricted Stock shall be issued to Participants without payment of cash consideration. A Certificate for Restricted Stock shall be issued in the name of each Participant receiving such an Award and shall bear a restrictive legend prohibiting the sale, transfer, pledge or hypothecation of the Restricted Stock evidenced thereby until the expiration of the restricted period.

	Holders of Restricted Stock shall have the right to vote such Stock. In granting a Restricted Stock Award, the Committee may authorize the Participant to receive the cash dividends payable with respect to such Stock or may direct that they be retained by the Company.

	B.	Restriction Period.

	At the time of each grant of a Restricted Stock Award, the Committee shall establish the restriction period applicable to such Award. Each restriction period shall be a period within which must be accomplished the achievement of such Company or Subsidiary performance standards or the fulfillment of such other terms and conditions as may be determined, in its sole discretion, by the Committee. Notwithstanding the other provisions of this Section Seven B: the Committee, in its sole discretion, may change or eliminate the Award Period with respect to any Restricted Stock Award whenever it shall determine that changes in tax or other laws, or in rules or regulations promulgated thereunder, or material and unforeseen events or circumstances arising after the Date of Grant of such Restricted Stock Award make such action appropriate.

	C.	Removal of Restrictions; Forfeiture of Shares.

	Upon completion of the restriction period pertaining to an Award of Restricted Stock and the fulfillment of the terms and conditions with respect thereto, all restrictions upon such Restricted Stock will expire and a new certificate representing such Stock will be issued without the restrictive legend described in Section Seven A. In the event of the disability or death of a Participant prior to the issuance of such new certificate, such certificate will be issued to such Participant's guardian, executor, administrator or heir.

	Should the terms and conditions with respect to an Award of Restricted Stock not be satisfied, the Participant shall have no further right, title or interest in or to such Restricted Stock and shall surrender the certificate representing shares of such Stock to the Committee.

SECTION EIGHT.
STOCK OPTIONS

	A.	Grants of Options.

	An Option shall mean the Award of the right to purchase shares of Common Stock pursuant to this Section Eight, and may be either an Incentive Stock Option or a non-statutory stock option.

	B.	Stock Option Agreement.

	Each Award of an Option shall be evidenced by a written option agreement containing the terms and conditions set forth in this Section Eight and such other terms and conditions as may be determined, in its sole discretion, by the Committee, including, without limitation, provisions to qualify such Option as an Incentive Stock Option. Each such option agreement shall be subject to the provisions applicable to Options set forth in the Plan, whether or not such provisions shall be set forth in such agreement.

	C.	Option Price.

	The Option Price per share of Common Stock shall be set in the Award by the Committee, and in the case of non-statutory stock option the price may not be less than 85% of the Fair Market Value at the Date of Grant, but, in the case of an Incentive Stock Option, shall be not less than 100% of the Fair Market Value at the Date of Grant.

	D.	Form of Payment.

	At the time of the exercise of an Option, the Option price shall be payable in full, in U.S. dollars, or in other shares of Common Stock (whether already owned or pursuant owned or pursuant to a cashless exercise) or in a combination of both; and if Common Stock shall constitute payment of all or a portion of the Option Price, it shall be valued at the Fair Market Value on the date the Option is exercised. To the extent required, such exercise and payment shall be effected in accordance with Section 16 of the Exchange Act and the rules thereunder.

	E.	Right to Exercise.

	Each Option shall become exercisable within such period as the Committee, in its sole discretion, shall determine. Unless the Committee shall determine that an Option may only be exercised in whole, it may be exercised in whole at any time or in part from time-to-time.

	The Committee, in its sole discretion, may declare any Option to be immediately exercisable whenever it shall determine that changes in tax or other laws, or in rules or regulations promulgated thereunder, or material and unforeseen events or circumstances arising after the Date of Grant of such Option make such action appropriate.

	An Option may be exercised only by the Option Holder or, in the event of the legal disability or death of such Option Holder, by such Option Holder's legal guardian, executor, administrator or heir.

	F.	Expiration of Options.

	 	Except as otherwise provided in the Option Holder's Award, an Option, to the extent vested and exercisable on the date of termination, will expire upon the first to occur of the following: (i) the expiration of the period within which it may be exercised as determined by the Committee at the time of grant; (ii) the tenth anniversary of its Date of Grant; (iii) the lapse of three months following the Option Holder's Date of Retirement; (iv) the lapse of one month following the Option Holder's Termination; (v) the lapse of a period of one year following the date of the Option Holder's disability or death; or (vi) to the extent of the exercise of related Stock Appreciation Rights, upon the exercise of such Rights. Except as otherwise provided in the Option Holder's Award, an Option, to the extent not vested and exercisable on the date of termination, will expire immediately upon any such termination of employment.
	G.	Rights as a Stockholder.

	An Option Holder shall have no rights as a stockholder with respect to any shares of Common Stock covered by an Option until the date, following the exercise of the Option, of the issuance of either a certificate for the Common Stock or a book entry of the Common Stock with respect to which the Option has been exercised. No adjustment shall be made for dividends, distributions or other rights for which the record date occurs prior to the date such certificate shall be issued, except as provided in Section Sixteen H.

	H.	Modification, Extension and Renewal of Options.

	The Committee, in its sole discretion, may modify, extend or renew outstanding Options, or exchange outstanding Options for new Options; provided, however, that no modification of an outstanding Option, without the consent of the Option Holder, shall adversely effect the rights of such Option Holders under such Option.

	I.	Early Disposition of Common Stock.

	If a Participant shall dispose of any Common Stock purchased pursuant to an Incentive Stock Option within one year from the date on which such Stock was acquired or within two years from the Date of Grant of such Option, then, to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it under the circumstances, such Participant, within ten days of such disposition, shall notify the Company of the dates of acquisition and disposition of such Stock, the number of shares so disposed of and the consideration, if any, received therefore.

	J.	Individual Dollar Limitations.

	The aggregate Fair Market Value (determined at the time of Award) of the Common Stock with respect to which an Incentive Stock Option shall be exercisable for the first time during any calendar year (whether under this Plan or another plan or arrangement of the Company or any of its Subsidiaries) shall not exceed $100,000 (or such other limit as may be in effect under the Code on the date of Award).

SECTION NINE.
STOCK APPRECIATION RIGHTS

	A.	Grants of Stock Appreciation Rights.

	A Stock Appreciation Right is the right to receive payment of an amount equal to the greater of the increase, if any, in the Fair Market Value or the Book Value of a share of Common Stock over the period of time between the Date of Grant of such Right and its exercise.

	Stock Appreciation Rights may be granted in conjunction with an Option, either at the time of Award or thereafter. Stock Appreciation Rights shall be subject to such terms and conditions as the Committee, in its sole discretion, shall determine. Stock Appreciation Rights may be granted only in conjunction with an Option, and may not be granted separately from the grant of an Option. Stock Appreciation Rights shall be credited to a Stock Appreciation Rights account to be maintained for each Participant. Stock Appreciation Rights shall be granted without the payment of consideration by Participants. The Award of Stock Appreciation Rights shall not entitle the Participant to any dividend, voting or other rights of a stockholder of the Company.

	B.	Right to Exercise

	Stock Appreciation Rights issued in conjunction with an Option shall be exercisable to the extent that such Option shall be exercisable and in lieu of the exercise of such Option which, to the extent of the exercise of such Stock Appreciation Rights, shall lapse.

	The Committee, in its sole discretion, may change or eliminate the Award Period with respect to any Stock Appreciation Rights Award whenever it shall determine that changes in tax or other laws, or in rules or regulations promulgated thereunder, or material or unforeseen events or circumstances arising after the Date of Grant of such Stock Appreciation Right Award make such action appropriate.

	A Stock Appreciation Right may be exercised only by the Participant or, in the event of the legal disability or death of such Participant, by such Participant's legal guardian, executor, administrator or heir.

	C.	Expiration of Stock Appreciation Rights.

	A Stock Appreciation Right granted in conjunction with an Option will expire upon the exercise or expiration of the related Option.

	D.	Deemed Exercise.

	If on the date of expiration of any Stock Appreciation Right (other than an expiration by virtue of the exercise of the related Option) such Stock Appreciation Right shall not have been exercised, such Stock Appreciation Right shall be deemed to have been exercised on such date.

	E.	Payment.

	Upon the exercise of Stock Appreciation Rights, the Participant shall receive, in respect of each such Right, payment, in cash or Common Stock or a combination of both as the Committee, in its sole discretion, shall determine, an amount equal to the greater of: (i) the excess of the Fair Market Value of one share of Common Stock at the date of exercise over the Fair Market Value of one share of Common Stock at the Date of Grant, or (ii) the excess of the Book Value of one share of Common Stock determined as of the end of the calendar month preceding the date of exercise over the Book Value of one share of Common Stock determined as of the end of the calendar month preceding the Date of Grant. The number of shares of Common Stock to be received upon the exercise of Stock Appreciation Rights shall be determined on the basis of the Fair Market Value of the Common Stock on the day next preceding the date on which such Stock Appreciation Rights shall have been exercised.

SECTION TEN.
PERFORMANCE SHARE AWARDS

	A.	Grants of Performance Shares.

	A Performance Share is the right to receive payment of an amount equal to the Fair Market Value of a share of Common Stock at the end of the Award Period with respect to such Performance Share.

	The right to receive payment for Performance Shares shall be subject to satisfaction of such terms and conditions as the Committee, in its sole discretion, may determine. Performance Shares shall be credited to a Performance Share account to be maintained for each Participant. Performance Shares shall be issued without the payment of consideration by Participants. The Award of Performance Shares shall not entitle the Participant to any dividend, voting or other rights of a stockholder of the Company.

	B.	Right to Payment.

	Following the end of the award Period, payment for Performance Shares shall be made only if the Committee, in its sole discretion, shall have determined that the terms and conditions of such payment shall have been fulfilled. The Committee, in its sole discretion, may change or eliminate the Award Period or modify such terms and conditions with respect to any Performance Shares whenever it shall determine that changes in tax or other laws, or in rules or regulations promulgated thereunder, or material and unforeseen events or circumstances arising after the Date of Grant of such Performance Share Award make such action appropriate.

	C.	Payment.

	Payment in respect of Performance Shares shall be made as soon as practicable after the receipt by the Committee of all information, including financial statements, necessary to determine whether the terms and conditions applicable to such Performance Shares shall have been fulfilled.

	Payment in respect of each Performance Share shall be made in cash or Common Stock, or a combination of both, as the Committee, in its sole discretion, shall determine in an amount equal to the Fair Market Value, as of the day following the end of the Award Period, of one share of Common Stock. The number of shares of Common Stock to be received as payment with respect to Performance shares shall be determined on the basis of the Fair Market Value of the Common Stock on the day next preceding the day on which such shares of Common Stock shall be issued.

SECTION ELEVEN.
DIVIDEND EQUIVALENT SHARES

	A.	Grants of Dividend Equivalent Shares.

	A Dividend Equivalent Share is the right to receive payment of an amount calculated as provided below.

	A Participant in conjunction with an Award of Stock Appreciation Rights or Performance Shares may be granted, at no cost, the right to accumulated Dividend Equivalent Shares based on the dividends declared on the Common Stock for record dates occurring during the Award Period for the related Stock Appreciation Rights or Performance Shares. Dividend Equivalent Shares shall be credited to a Dividend Equivalent Share Account maintained for each recipient.

	Dividend Equivalent Shares shall be calculated in terms of shares of Common Stock as of each dividend record date as follows:

Number of Dividend		Number of related Performance		Per Share
Equivalent Shares		Shares or Stock Appreciation x		Dividend on
earned				Rights awarded plus previously		Common Stock
				earned Dividend Equivalent Shares
				   Book Value of Common Stock

	Dividend Equivalent Shares shall be computed, as of each dividend record date, both with respect to the number of related Performance Shares or Stock Appreciation Rights awarded and with respect to the number of Dividend Equivalent Shares previously earned and not paid during the period prior to the dividend record date.

	Book Value shall be determined as of the end of the month preceding any dividend record date, unless any record date shall be the last day of the month, in which case Book Value shall be determined as of such record date.

	B.	Right to Payment.

	Payment with respect to Dividend Equivalent Shares granted in conjunction with an Award of Stock Appreciation Rights shall be made at the same time that payment shall be made upon the exercise of such Stock Appreciation Rights. Payment with respect to Dividend Equivalent Shares granted in conjunction with Performance Shares shall be made at the same time that payment shall be made with respect to such Performance Shares.

	C.	Payment.

	Payment in respect of Dividend Equivalent Shares shall be made in cash or Common Stock, or a combination of both, as the Committee, in its sole discretion, shall determine. The number of shares of Common Stock to be received as payment with respect to Dividend Equivalent Shares shall be determined on the same basis as the number of shares of Common Stock to be received as payment with respect to the related Stock Appreciation Rights or Performance Shares shall be determined.

SECTION TWELVE.
SPECIAL PROVISIONS APPLICABLE TO COVERED PARTICIPANTS

	Awards to Covered Participants shall be governed by the conditions of this Section Twelve in addition to the requirements of Sections Seven through Eleven above. Should conditions set forth under this Section Twelve conflict with the requirements of Sections Seven through Eleven, the conditions of this Section Twelve shall prevail.

	A.	Performance Criteria.

	All Performance Criteria relating to Covered Participants for a relevant Performance Period shall be established by the Committee in writing prior to the beginning of the Performance Period, or by such other later date for the Performance Period as may be permitted under Section 162(m) of the Code. Performance Criteria may include alternative and multiple Performance Criteria and will be based on one or more of the following business criteria: business or financial goals of the Company, including economic value added, absolute or relative levels of total shareholder return, revenues, sales, net income, or net worth of the Company, any of its Subsidiaries, divisions, business units, or other areas of the Company.

	The Performance Criteria must be objective and must satisfy third party "objectivity" standards under Section 162(m) of the Code, and the regulations promulgated thereunder.

	The Performance Criteria shall not allow for any discretion by the Committee as to an increase in any Award, but discretion to lower an Award is permissible.

	The Award and payment of any Award under this Plan to a Covered Participant with respect to a relevant Performance Period shall be contingent upon the attainment of the Performance Criteria that are applicable to such Award. The Committee shall certify in writing prior to payment of any such Award that such applicable Performance Criteria have been satisfied. Resolutions adopted by the Committee may be used for this purpose.

	B.	Grants of Options.

	The Option Price per share of Common Stock shall be set in the Award by the Committee, and in the case of a non-statutory stock option or Incentive Stock Option granted to a Covered Participant the price may not be less than the Fair Market Value at the Date of Grant.

	C.	Grants of Stock Appreciation Rights.

	A Stock Appreciation Right granted to a Covered Participant shall be the right to receive payment of an amount equal to the increase, if any, in the Fair Market Value of a share of Common Stock over the period of time between the Date of Grant of such Right and its exercise. Upon the exercise of a Stock Appreciation Right, a Covered Participant shall receive payment in cash or Common Stock or a combination of both as the Committee, in its sole discretion, shall determine, in an amount equal to the excess of the Fair Market Value of one share of Common Stock at the date of exercise over the Fair Market Value of one share of Common Stock at the Date of Grant.

	D.	Maximum Awards.

	The aggregate maximum Awards that may be paid (in cash or in shares of Common Stock or a combination thereof) to any Covered Participant under the Plan during any calendar year shall be an amount equivalent to the Fair Market Value of 100,000 shares of Common Stock, such Fair Market Value to be determined as of the first day of such calendar year.

	The aggregate maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights made to any Covered Participant during any calendar year shall be 150,000.

	All Awards to Covered Participants under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Committee may determine to be necessary to carry out the purposes of this Section Twelve.

SECTION THIRTEEN.
FORFEITURE

	Except as otherwise provided in the Participant's Award, in the event a Participant ceases employment during an Award Period, Restricted Stock, Stock Appreciation Rights, Performance Shares and Dividend Equivalent Shares are subject to forfeiture as follows:

(i)	Termination - the Award to the extent not vested, exercisable, earned or paid out as of the date of any such employment cessation will be completely forfeited as of the date of Termination.

(ii)	Retirement - payout of the Award will be prorated for service during the Award period.

(iii)	Earlier than Normal Retirement - payout of the Award will be prorated for service during the Award period.

(iv)	Disability - payout of the Award will be prorated for service during the Award Period as if the Participant had maintained active employment until the Normal Retirement Date.

(v)	Death - payout of the Award will be prorated for service during the Award Period.

In any instance where payout of an Award is to be prorated, the Committee, in its sole discretion, may choose to provide the Participant (or the Participant's estate) with the entire payout rather than the prorated portion thereof.

Any Award which is forfeited, in whole or in part, will revert to the Plan.


SECTION FOURTEEN.
DEFERRAL ELECTION

	Upon the request of a Participant, the Committee may, in its sole discretion, permit a Participant to elect to defer the payout of all or any part of any Award which he or she is not entitled to receive during the calendar year in which such deferral election is made under such conditions as the Committee may establish, including the crediting of reasonable interest on deferred amounts denominated in cash and Dividend Equivalent Shares on amounts denominated in Common Stock.

SECTION FIFTEEN.
AMENDMENT OF PLAN

	At any time from time to time, the board may alter, amend, suspend or terminate the Plan, in whole or in part, except that no such action may be taken without the consent of each Participant to whom any Award shall theretofore have been granted, which adversely affects the rights of such Participant concerning such Award, except, if such alteration, amendment, suspension or termination is required by changes in tax or other laws, or by rules or regulations promulgated thereunder."


SECTION SIXTEEN.
MISCELLANEOUS PROVISIONS

	A.	Nontransferability.

	Except as otherwise provided in the Participant's Award, no Award under this Plan shall be subject to alienation or assignment by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor, to the fullest extent provided by law, shall it be subject to attachment or other legal process of whatever nature. Except as otherwise provided in the Participant's Award, any attempted alienation, assignment or attachment, to the fullest extent provided by law, shall be void and of no effect whatsoever. Payments, whether in cash or in shares of Common Stock, shall be made only into the hands of the Participant entitled to receive the same or into the hands of the Participant's authorized legal representative. Deposit of any sum in any financial institution to the credit of any Participant (or of any other person entitled to such sum pursuant to the terms of this Plan) shall constitute payment into the hands of that Participant (or such person).

	B.	No Employment Right.

	Neither this Plan nor any action taken hereunder shall be construed as giving any right to be retained as an officer or other employee of the Company or any of its subsidiaries.

	C.	Tax Withholding.

	Either the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards paid in cash any federal, state or local taxes as it shall deem to be required by law to be withheld with respect to such payments.
 In the case of Awards paid in Common Stock, the employee or other person receiving such Common Stock may be required to pay to the Company or a Subsidiary, as appropriate, the amount of any such taxes which the Company or a Subsidiary is required to withhold with respect to such Stock. The Company shall have the right to withhold any amounts required to be withheld on account of any Award from such Participant's compensation from the Company or any of its Subsidiaries. At the request of a Participant, or as required by law, such sums as may be required for the payment of any estimated or accrued income tax liability may be withheld and paid over to the governmental entity entitled to receive the same. Subject to approval by the Committee, a Participant may also make payment by tendering shares of Common Stock already owned, by having such amounts withheld from shares of Common Stock otherwise distributable to him or her upon the exercise or vesting of any Award or pursuant to a cashless exercise. Such payments shall, to the extent required, be effected in accordance with Section 16 of the Exchange Act and the rules thereunder.

	D.	Fractional Shares.

	Any fractional shares shall be eliminated at the time of payment or payout by payment of cash.

	E.	Government and Other Regulations.

	The obligation of the Company to make payment of Awards in Common Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by any government agencies as may be required. Except as required by law, the Company shall be under no obligation to register under the Securities Act of 1933, as amended ("Act"), any of the shares of Common Stock issued, delivered or paid in settlement under the Plan. If Common Stock awarded under the Plan may in certain circumstances be exempt from registration under the Act, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status.

	F.	Indemnification.

	Each person who is or at any time serves as a member of the Committee (and each person to whom the Committee has delegated any of its authority or power under this Plan pursuant to Section Four) shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expenses that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such persons own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the restated Articles or By-laws of the Company or any of its subsidiaries, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

	G.	Reliance on Reports.

	Each member of the Committee (and each person to whom the Committee has delegated any of its authority or power under this Plan pursuant to Section
Four) shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

	H.	Changes in Capital Structure.

	In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, combination or exchange of shares or other similar changes in the Common Stock, then appropriate adjustments shall be made in Awards theretofore granted to the Participants and in the aggregate number of shares of Common Stock (or cash payment in lieu thereof) which may be granted pursuant to the Plan. Such adjustments shall be conclusive and binding for all purposes. Additional shares of Common Stock issued to a Participant as the result of any such change shall bear the same restrictions as the shares of Common Stock to which they relate.

	I.	Company Successors.

	In the event the Company becomes a party to a merger, consolidation, sale of substantially all of its assets or any other corporate reorganization in which the Company will not be the surviving corporation or in which the holders of the Common Stock will receive securities of another corporation, then such company shall assume the rights and obligations of the Company under this Plan.

	J.	Governing Law.

	All matters relating to the Plan or to Awards granted hereunder shall be governed by the laws of the State of Montana, without regard to the principles of conflict of laws.

	K.	Relationship to Other Benefits.

	No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing or group insurance plan of the Company or any Subsidiary, except as may be required by tax or other law or by rules or regulations promulgated thereunder.

	L.	Expenses.

	The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

	M.	Titles and Headings.

	The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

	N.	Certain Participants.

	All Award agreements for Participants subject to Section 16(b) of the Exchange Act shall be deemed to include any such additional terms, conditions, limitations and provisions as Rule 16b-3 requires, unless the Committee, in its sole discretion, determines that any such Award should not be governed by Rule 16b-3. All performance-based Awards to Covered Participants shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of
Section 162(m) of the Code, unless the Committee, in its sole discretion, determines that any such Award is not intended to qualify for the exemption for performance-based compensation under Section 162(m) of the Code.

O.	Pooling of Interests.

Notwithstanding anything herein contained to the contrary, any cash payment under any award granted hereunder shall be canceled immediately prior to the effective time of a Change of Control pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the availability of "pooling of interests" accounting treatment (within the meaning of A.P.B. No. 16 or any successor thereto); provided, however, that the cancellation of any cash payment under any award shall be subject in all cases to the following conditions:

(i)	the cash payment would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Company's financial statements) render the transaction ineligible for pooling of interests accounting treatment;

(ii)	the cancellation of the cash payment would (in the opinion of the firm of independent certified public accountants regularly engaged to audit the Company's financial statements) render the transaction eligible for pooling of interests accounting treatment;

(iii)	the transaction is, in fact, consummated; and

(iv)	the written agreement providing for the transaction also provides for each such Participant (to whom a cash payment, but for this Section Sixteen O., would have been made) to receive, upon the effective date of such transaction, property with a fair market value at least equal to the cash payment that would be made under any such Award.

SECTION SEVENTEEN
MERGERS AND OTHER MATTERS.

A. No Corporate Action Restriction.
	The existence of the Plan, and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary,
(e) any sale or transfer of all or any part of the Company's or any
Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers or agents of the Company or any subsidiary, as a result of any such action.
	B.	Certain Mergers.
	If the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a "Merger Event") and as a result of any such Merger Event will be or is the surviving corporation, a Participant shall be entitled to receive, as of the date of the execution of the agreement evidencing the Merger Event (the "Execution Date") and with respect to both exercisable and unexercisable
Options and/or Stock Appreciation Rights (but only to the extent not previously exercised), substitute stock options and/or stock appreciation rights in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Options or Stock Appreciation Rights granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this Section Seventeen, if any Merger Event occurs, the Company shall have the right to pay to each affected Participant an amount in cash or certified check equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Options or Stock Appreciation Rights as of the consummation of the Merger Event (whether then exercisable or not) over the aggregate exercise price of such unexercised Options and/or Stock Appreciation Rights, as the case may be.
	If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described in this Section Seventeen of the
Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, subsidiary or acquiring corporation thereof, to grant substitute stock options or stock appreciation rights in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Options and/or Stock Appreciation Rights previously granted hereunder as of the date of the consummation of the Merger Event.
	Upon receipt by any affected Participant of any such cash, certified check, or substitute stock options or stock appreciation rights as a result of any such Merger Event, such Participant's affected Options and/or Stock Appreciation Rights for which such cash, certified check or substitute awards was received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant. The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options and/or stock appreciation rights, shall be determined in good faith by the Committee in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.
	C.	Change of Control.
	Anything in the Plan to the contrary notwithstanding, if a Change of Control (as defined below) of the Company occurs (a) all Options and/or Stock Appreciation Rights then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change of Control, (b) all restrictions, terms and conditions applicable to all Restricted Stock then outstanding shall be deemed lapsed and satisfied as of the date of the Change of Control, and
(c) the Performance Period shall be deemed completed and all Performance
Shares shall be deemed to have been fully earned as of the date of the Change of Control, and (d) Dividend Equivalents shall be earned. The immediately preceding sentence shall apply to only those Participants (i) who are employed by the Company and/or one of its Subsidiaries as of the date of the Change of Control, or (ii) to whom the immediately succeeding sentence is applicable. Anything in the Plan to the contrary notwithstanding, if a Change of Control occurs and if the Participant's employment is terminated within six months before such Change of Control and it is reasonably demonstrated by the Participant that such employment termination (a) was at the request, directly or indirectly, of a third party who has taken steps reasonably calculated to effect the Change of Control, or (b) otherwise arose in connection with or in anticipation of the Change of Control, then for purposes of this Section Seventeen, the Change of Control shall be deemed to have occurred immediately prior to such Participant's employment termination.
D. Definition of Change of Control.

	For purposes of this agreement, a "Change of Control" means and shall be deemed to occur if:

(i)	the Shareholders of the Company approve the dissolution or
liquidation of the Company; or

(ii)	There occurs a reorganization, merger or consolidation of the
Company, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were "beneficial owners" (as defined below), immediately prior to such reorganization, merger or consolidation, of the combined voting power of the Company's then outstanding securities beneficially own, directly or indirectly, immediately after any such reorganization, merger or consolidation, more than eighty percent (80%) of the combined voting power of the securities of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to any such reorganization, merger or consolidation, of the combined voting power of the Company's securities; or

(iii)	there occurs the sale, exchange, transfer, or other disposition of shares of stock of the Company (or shares of the stock of any Person (as hereafter defined) that is a shareholder of the Company) in one or more transactions, related or unrelated, to one or more Persons if, as a result of such transactions, any Person is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act")), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person(s) any securities acquired directly from the Company) representing more than 20% of the combined voting power of the then outstanding stock of the Company; or

(iv)	there occurs any transaction which the Company is required to disclose pursuant to Item 1(a) of Form 8-K (as filed pursuant to Rule 13a-11 or Rule 15d-11 of the Exchange Act); or

(v)	during any period of twenty-four (24) consecutive months (not including any period prior to December 31, 1998), individuals who constitute the Board at the beginning of such period (the
"Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any individual becoming a director (other than a director designated by a Person who has entered into an agreement with the Company or an affiliate of the Company to effect a transaction described in clauses (i), (ii), (iii), (iv), or (vi) of this definition or any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitations of proxies or consents) subsequent to the beginning of such period whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office and comprising the Incumbent Board at the beginning of such period or whose election or nomination for election was previously so approved (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as through such individual were a member of the Incumbent Board; or

(vi)	there occurs the sale of all or substantially all the assets of the Company.

	Notwithstanding the foregoing, Section Seventeen C. shall not apply to any Participant who actively participates in any Change of Control transaction resulting from the action or actions (other than any employment activities of such Participant on behalf of the Company or any of its subsidiaries) of any person or group of persons which includes, is directly affiliated with or is wholly or partly controlled by such Participant or one or more executive officers of the Company.



MAP TO THE MOTHER LODE THEATRE
316 W. Park, Butte, MT 59701


The Montana Power Company


Dear Shareholder:

Our Annual Meeting will be held at the Mother Lode Theatre, 316 W. Park, Butte, Montana on May 11, 1999 at 1:30 p.m.

Please mark, sign, date and return the proxy card below in the envelope provided. If you do so now, the company will be saved the expense of follow up solicitations. Please see back for directions.

					DETACH ALONG THIS LINE
----------------------------------------------------------------------------
___	PLEASE MARK VOTES		THE MONTANA POWER COMPANY
	AS IN THIS EXAMPLE		The proxy is instructed to vote as follows:
	PREFERRED STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3

								2. AMENDMENT TO THE MONTANA POWER
						WITH	FOR ALL	COMPANY LONG-TERM INCENTIVE PLAN
					FOR	HOLD	EXCEPT	FOR 	AGAINST 	ABSTAIN
1. ELECTION OF DIRECTORS	__	__	__		__	  __			   __


									3.	Amendment of the Articles of
										Incorporation to Amend the
										Number of Shares of Common
										Stock
										FOR 	AGAINST 	ABSTAIN
										__	  __		   __

Nominees: Tucker Hart Adams, John G. Connors,
Alan F. Cain, Robert P. Gannon, (To withhold your vote for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.)

Dated: ___________________________, 1999

________________________________________
SIGNATURE(S) OF SHAREHOLDER(S)

________________________________________
SIGNATURE(S) OF SHAREHOLDER(S)

________________________________________
SIGNATURE(S) OF SHAREHOLDER(S)
Please sign as your name appears hereon.
When signing as attorney, executor,
administrator, trustee or guardian, please give full title as such. If stock is registered in joint tenancy, all tenants must sign the proxy.







IMPORTANT

Please send in your proxy today.

Please mark, sign, date and return the
proxy card below in the envelope pro-
vided.  If you do so now, the company
will be saved the expense of following up solicitations.





DETACH ALONG THIS LINE
----------------------------------------------------------------------------

PROXY VOTING INSTRUCTIONS

The Montana Power Company


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 11, 1999

The undersigned hereby appoints R. P. Gannon, J. P. Pederson, and P. K. Merrell and each of them, with power of substitution, proxies to represent, and to vote all stock of the undersigned at The Montana Power Company's Annual Meeting of Shareholders on May 11, 1999, and at any adjournments thereof. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. If NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

Your vote for the election of Directors may be indicated on the reverse side. The nominees are Tucker Hart Adams, Alan F. Cain, John G. Connors, Robert P. Gannon.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.


The Montana Power Company


Dear Shareholder:

Our Annual Meeting will be held at the Mother Lode Theatre, 316 W. Park, Butte, Montana on May 11, 1999 at 1:30 p.m.

Please mark, sign, date and return the proxy card below in the envelope provided. If you do so now, the company will be saved the expense of follow up solicitations. Please see back for directions.

					DETACH ALONG THIS LINE
----------------------------------------------------------------------------
___	PLEASE MARK VOTES		THE MONTANA POWER COMPANY
	AS IN THIS EXAMPLE		The proxy is instructed to vote as follows:
	COMMON STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3

								2. AMENDMENT TO THE MONTANA POWER
						WITH	FOR ALL	COMPANY LONG-TERM INCENTIVE PLAN
					FOR	HOLD	EXCEPT	FOR 	AGAINST 	ABSTAIN
2. ELECTION OF DIRECTORS	__	__	__		__	  __			   __


									3.	Amendment of the Articles of
										Incorporation to Amend the
										Number of Shares of Common
										Stock
										FOR 	AGAINST 	ABSTAIN
										__	  __		   __

Nominees: Tucker Hart Adams, John G. Connors,
Alan F. Cain, Robert P. Gannon, (To withhold your vote for a particular nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.)

Dated: ___________________________, 1999

________________________________________
SIGNATURE(S) OF SHAREHOLDER(S)

________________________________________
SIGNATURE(S) OF SHAREHOLDER(S)

________________________________________
SIGNATURE(S) OF SHAREHOLDER(S)
Please sign as your name appears hereon.
When signing as attorney, executor,
administrator, trustee or guardian, please give full title as such. If stock is registered in joint tenancy, all tenants must sign the proxy.







IMPORTANT

Please send in your proxy today.

Please mark, sign, date and return the
proxy card below in the envelope pro-
vided.  If you do so now, the company
will be saved the expense of following up solicitations.





DETACH ALONG THIS LINE
----------------------------------------------------------------------------

PROXY VOTING INSTRUCTIONS

The Montana Power Company


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 11, 1999

The undersigned hereby appoints R. P. Gannon, J. P. Pederson, and P. K. Merrell and each of them, with power of substitution, proxies to represent, and to vote all stock of the undersigned at The Montana Power Company's Annual Meeting of Shareholders on May 11, 1999, and at any adjournments thereof. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. If NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

Your vote for the election of Directors may be indicated on the reverse side. The nominees are Tucker Hart Adams, Alan F. Cain, John G. Connors, Robert P. Gannon.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.